UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Arizona Municipal Bond Fund	FAZTX	—	FAZCX	NMARX
Nuveen Colorado Municipal Bond Fund	FCOTX	FCOBX	FCOCX	FCORX
Nuveen New Mexico Municipal Bond Fund	FNMTX	—	FNMCX	FNMRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 20, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio managers Michael Hamilton and Chris Drahn, CFA, review economic and municipal market conditions at the national and state levels, key investment strategies and the performance of the Nuveen Arizona Municipal Bond Fund, the Nuveen Colorado Municipal Bond Fund and the Nuveen New Mexico Municipal Bond Fund. Michael, with 23 years of investment experience, has managed the Arizona and New Mexico Funds since 2011. Chris, with 32 years of investment experience, has managed the Colorado Fund since 2011.

Effective March 9, 2012, the Nuveen Colorado Tax Free Fund was merged with the Nuveen Colorado Municipal Bond Fund.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ending May 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained moderate. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its June 2012 meeting (following the end of this reporting period), the central bank affirmed its opinion that economic conditions would likely warrant keeping the Fed Funds rate at “exceptionally low levels” at least through late 2014. The Fed also announced that it would extend its program to lengthen the average maturity of its holdings of U.S. Treasury securities by purchasing another $267 billion of these securities (in addition to the $400 billion originally announced in September 2011) with remaining maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed has now extended through the end of December 2012, are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the first quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking eleven consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 1.7% year-over-year as of May 2012, the lowest twelve-month rate of change since February 2011, while the core CPI (which excludes food and energy) increased 2.3% during the period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to be slow to improve, with national unemployment registering 8.2% in May 2012, down from 9.0% in May 2011 but a slight uptick from the 8.1% reading in April 2012. The housing market remained the major weak spot in the economy,

Nuveen Investments	5

beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended April 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 1.9%, as housing prices remained at the lowest levels since early 2003, down approximately 34% from their 2006 peak. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

Municipal bond prices generally rallied during this period, amid strong demand and tight supply. Although the availability of tax-exempt supply improved in recent months, the pattern of new issuance remained light compared with long-term historical trends. This served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities, especially at the longer end of the municipal yield curve. The depressed level of municipal bond issuance during the first part of this period was due in part to the lingering effects of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance into 2010 in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity. In recent months, we have seen an increasing number of borrowers come to market seeking to take advantage of the current rate environment by calling existing debt and refinancing at lower rates.

Over the twelve months ended May 31, 2012, municipal bond issuance nationwide totaled $357.4 billion, an increase of 2.7% compared with issuance during the twelve-month period ended May 31, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

What type of economic environment did the states profiled in this report experience?

Arizona’s economy was hard hit by the recent recession, as the housing decline and a major slowdown in construction had repercussions throughout the state’s housing-related sectors, including manufacturing and finance. However, the pace of economic recovery has now picked up in Arizona, driven by labor market growth in tourism, education, health care, and manufacturing. The state’s financial sector also made marginal, but important gains in employment. In 2011, Arizona’s economy expanded at a rate of 1.5%, up from 1.1% in 2010 and on par with the 2011 national growth rate of 1.5%, ranking the state 18th in terms of GDP growth by state. As of May 2012, the unemployment rate in Arizona dropped to 8.2%, the lowest level since December 2008, down from 9.6% in May 2011. Housing continued to act as a drag on Arizona’s recovery. The state, which had the nation’s second highest rate of foreclosures in 2011, remained in second place as of May 2012, with one in every 305 housing units in foreclosure, more than twice the national

6	Nuveen Investments

average. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Phoenix rose 8.6% during the twelve months ended April 2012 (most recent data available at the time this report was prepared), the largest gain among the 20 cities in the index. This compared with a price decline of 1.9% nationally. For fiscal 2012, Arizona enacted an $8.3 billion general fund budget that closed an estimated $1.5 billion budget gap through spending cuts targeted at Medicaid and education funding, including K-12, community colleges, and state universities. Arizona received approval from the federal government for a Medicaid waiver, which allowed the state to contain program costs. The proposed general fund budget for fiscal 2013, which was introduced in January 2012, totaled $8.9 billion, representing a 7% increase in spending. At the end of fiscal 2013, the temporary one-cent sales tax, which was enacted in 2011, will expire, and additional revenue sources will need to be found to avoid a potential budget gap for fiscal 2014. In February 2012, Moody’s affirmed its issuer credit rating of Aa3 for Arizona and changed its outlook to stable from negative, citing improved “overall liquidity and stabilization of the state’s budget position.” S&P affirmed its issuer rating of AA- and also changed its outlook to stable from negative in December 2011, citing “Arizona’s improving fiscal outlook.” For the twelve months ended May 31, 2012, municipal issuance in Arizona totaled $5.8 billion, up 12% from the previous twelve months.

Colorado has made significant progress toward recovery from the recent recession. In 2011, the state’s economy expanded at a rate of 1.9%, compared with the national growth rate of 1.5%, which ranked Colorado 14th in terms of GDP growth by state. Information services, including publishing and telecommunications, accelerated in 2011 and was the largest single contributor to Colorado’s GDP growth for the year. Most other sectors also posted employment gains, led by professional and business services, education, health care and tourism, which together accounted for almost 40% of the state’s jobs. In addition, according to Moody’s, energy investment in the U.S. and Mexico should support above-average factory hiring in the state into 2013. Colorado’s high industrial diversity, well-educated workforce, and strong population trends provide opportunities for future growth. As of May 2012, Colorado’s unemployment rate was 8.1%, just below the national rate of 8.2% for May 2012 and down from 8.4% in May 2011. Despite these positive growth characteristics, Colorado continued to face lingering challenges from the recession. The state, which ranked ninth in the nation in terms of foreclosure rates in 2011, moved down to twelfth place as of May 2012, with one in every 677 housing units in foreclosure, compared with the national average of one in 639. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Denver rose 2.8% during the twelve months ended April 2012 (most recent data available at the time this report was prepared), compared with a price decline of 1.9% nationally. The $20 billion state budget for fiscal 2013, which was introduced in November 2011 and enacted in May 2012, anticipated growth in general fund revenues to offset some of the planned increases in spending. Expenditure reductions in areas including K-12 school financing, healthcare policy and financing, and state employee health benefits also were used to achieve balance. Additional revenues from state taxes that came in ahead of projections were expected to be used to reverse cuts to elementary and secondary education and the state’s public universities. As of May 2012, Colorado’s long-term appropriation-backed obligations held credit ratings of Aa2 and AA- from Moody’s and

Nuveen Investments	7

S&P, respectively. For the twelve months ended May 31, 2012, Colorado issued $5.3 billion in municipal bonds, a decrease of 23% compared with the twelve months ended May 31, 2011.

New Mexico’s recovery from recession has been slow. In 2011, the state’s economy expanded at a rate of 0.2%, compared with the national growth rate of 1.5%, ranking New Mexico 41st in terms of GDP growth by state. New Mexico’s economy remained less diverse than that of many other states, with a heavier reliance on construction, mining and the government sector. The government sector continued to represent more than 24% of employment in the state, compared with a national average of 17%. As a result, one of the risks to New Mexico’s continued economic recovery remained projected cuts to public sector employment as state and local governments reduce spending, while cuts in federal spending on energy and defense also posed a risk. Although employment losses during the recession totaled more than 50,000 jobs, including 18,000 in the construction industry, the state’s jobless rate remained below the national average. As of May 2012, New Mexico’s unemployment rate was 6.7%, the lowest in three years, down from 7.5% in May 2011. For fiscal 2012, New Mexico’s $5.4 billion general fund budget closed a budget shortfall by making modest cuts in K-12 education funding, shifting more of state pension contributions from employers to employees, and implementing efficiencies for unemployment benefits. The proposed budget for fiscal 2013, which was introduced in January 2012, included $5.6 billion in general fund spending, a 3.6% increase from fiscal 2012. The additional spending was directed at K-12 education, health care and human services tax cuts to help small businesses and veterans, and contributions to increase the state’s budget reserves. As of May 2012, New Mexico’s general obligation debt maintained its ratings of Aaa from Moody’s and AA+ from S&P. For the twelve months ended May 31, 2012, New Mexico issued $976 million in municipal bonds, a 61.5% decline compared with the twelve-month period ended May 31, 2011.

How did the Funds perform during the twelve-month period ending May 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and ten-year periods ending May 31, 2012. The tables also compare these returns to each Fund’s benchmark index and their appropriate Lipper classification average.

During the past twelve months, the Class A Shares at net asset value of the Arizona and Colorado Funds outperformed the S&P National Municipal Bond Index, while the New Mexico Fund lagged that same index. All three Funds surpassed the results of their corresponding state-specific S&P municipal bond index, as well as their respective Lipper classification average.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen. Nuveen municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen’s research team. Below we

8	Nuveen Investments

highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Arizona and New Mexico Municipal Bond Funds

The primary factor lifting the Arizona Fund’s performance above that of the S&P National Municipal Bond Index was the portfolio’s helpful credit rating allocation. During the twelve-month period, bonds with lower credit ratings were in strong demand as investors looked for higher yielding alternatives in the low interest rate environment. Accordingly, lower rated bonds tended to outperform their higher rated counterparts, and this situation was beneficial to the Fund, given that it was significantly overweighted in BBB-rated and non-rated bonds and underweighted in bonds with AAA and AA credit ratings.

The Fund’s duration, or interest rate positioning, provided another meaningful positive impact on performance. As interest rates fell throughout the year, it was advantageous for the portfolio to have a relatively long duration, in other words, to be more sensitive to the beneficial effects of declining rates. Compared with the index, the Fund was notably underrepresented in bonds with the shortest durations of zero to six years, while simultaneously having a large overweighting in bonds with durations ranging from eight to twelve years. Both stances proved very helpful for our results.

In contrast, the Fund’s sector positioning detracted slightly from performance. Specifically, the Fund had an overweighting in multifamily housing bonds, which proved negative given the underperformance of that category. Housing bonds often perform poorly when interest rates are declining because of the rising risk of mortgage prepayments, which threaten to prematurely cut off the securities’ income stream. An underweighting in the outperforming transportation bond sector also hampered results, although that effect was offset by an overweighting in health care bonds, a category that enjoyed relatively good performance.

Our management approach involved investing opportunistically, finding and buying attractively valued bonds that we, along with Nuveen’s research team, believed offered a good risk/reward trade-off for our shareholders. Many of our purchases had lower credit ratings and longer durations, which helped us maintain the Fund’s duration at our desired level. As a result, the Fund’s allocation to BBB-rated bonds grew from about 20% of the portfolio to approximately 24%, and the AAA and AA rating categories drifted slightly downward, primarily as a result of numerous bond calls among higher-rated securities. We did not sell any securities during the twelve-month period.

These bond calls, along with new shareholder investments into the Fund, financed our purchases during the period. These new acquisitions included an assortment of Arizona securities across the charter school, health care and utility sectors. In addition, we found selective opportunities among bonds issued by U.S. territories, especially Puerto Rico, where we bought sales-tax and power bonds that we believed offered good value. Generally, territorial bonds are fully exempt from income taxes for residents of all 50 states.

As with the Arizona Fund, the New Mexico Fund was helped by its duration positioning, with an underweighting in short dated issues, especially those with durations of four years

Nuveen Investments	9

and less. The Fund also benefited from an overweighting of issues with longer durations, specifically those between eight and twelve years. Unlike the Arizona Fund, however, the New Mexico Fund’s credit-rating positioning had a negative impact on relative performance. In large part, which this was because of the distinct composition of the New Mexico municipal market, which features a much heavier concentration of AAA and AA bonds, and accordingly the portfolio was overrepresented in these lagging higher-rated categories and underrepresented among the strong-performing lower-rated issues, compared with the national municipal bond market.

In sector terms, the Fund was hurt by several factors, including overweightings in single-family housing bonds, which struggled amid declining interest rates, and prerefunded bonds, whose very high credit quality and short durations limited their performance potential during the past twelve months.

As we have discussed in prior shareholder reports, it can be a challenge for portfolio managers to find a ready supply of New Mexico bonds due to a relative lack of attractive in-state issuance. During the period, we did buy newly issued longer intermediate duration housing bonds and Santa Fe gross tax receipt bonds. We also added incrementally to existing portfolio holdings when we found good opportunities to do so.

Other purchases involved looking outside New Mexico to U.S. territories, where we found a number of longer dated issues that enabled us to achieve our portfolio management objectives. For example, we bought some longer dated Puerto Rico sales tax and public power bonds, as well as highly interest rate sensitive zero coupon bonds. We also established a position in long dated Guam business-tax bonds. As we mentioned earlier, bonds issued by U.S. territories are generally fully exempt from income taxes for U.S. residents. Of final note, we bought some Arizona health care bonds, which, while not exempt from New Mexico state income taxes, enabled us to increase the portfolio’s health care allocation and keep the Fund fully invested until we found suitable New Mexico securities to replace them with.

Nuveen Colorado Municipal Bond Fund

The Colorado Fund’s outperformance versus the S&P National Municipal Bond Index was in part the result of its duration positioning, meaning its sensitivity to changes in interest rates. The Fund was slightly more exposed to bonds with longer dated maturities, which benefited significantly in the declining interest rate environment of the past twelve months. Similarly, compared with the index, the Fund’s underweighting in shorter maturity issues was advantageous, given their more subdued returns.

Our credit quality positioning was another notable positive. Specifically, the Fund’s overweighting in BBB-rated and non-rated issues proved helpful amid the favorable backdrop for lower rated, higher yielding investments, as throughout the year investors were increasingly willing to consider such lower rated securities in exchange for increased income in the low interest rate environment. Relatedly, the Fund’s slightly underweighted allocation to the highest rated tax-exempt securities in the Colorado market also added to results, due to those securities’ relative underperformance. In this generally constructive twelve-month time span, there were no standout performance disappointments.

10	Nuveen Investments

Throughout the Fund’s fiscal year, our management approach focused on staying the course rather than making substantial changes to the portfolio, which was well positioned going into the reporting period. While we added modestly to the Fund’s exposure to AA-rated securities and reduced the portfolio’s weighting in A-rated bonds by a small amount, structural changes affecting the portfolio on a credit rating basis were minimal, and we did not make noteworthy adjustments to the Fund’s sector diversification.

We continued to stick to our fundamental investment approach, relying on Nuveen’s credit-research capabilities to find attractively valued bonds offering a favorable risk/reward trade-off for our shareholders. When possible, we emphasized mid- and lower investment grade rated bonds, as these often provided us with the best opportunities to capture value. We also generally focused on adding bonds in the 15- to 30-year portion of the yield curve, where we believed the best risk/reward balance could be found for most of the year, although a brief increase in bond supply in the spring of 2012 allowed us to capture value among bonds with 10- to 15-year maturities.

We added a number of new securities meeting our criteria to the portfolio, with two of the largest additions including Ute Water Conservation District revenue bonds, one of the largest holdings in the portfolio at period end, rated AA by S&P, and Colorado State Educational and Cultural Facilities Authority bonds for the University Corporation for Atmospheric Research, rated A+ by S&P.

Funding for these and other purchases came primarily from shareholder investments into the portfolio, of which there was a significant amount during the past year. To a lesser extent, we used the proceeds of bond calls and maturities. Given the strong investment activity and reasonable supply of Colorado securities, we had very little need to sell portfolio positions in order to finance our desired purchases.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Throughout the twelve-month reporting period ending May 31, 2012 all share classes of the Nuveen Arizona Municipal Bond Fund experienced one monthly dividend decrease. The dividends for Class A, B and I Shares of the Nuveen Colorado Municipal Bond Fund remained stable and the Class C Share had one dividend reduction. All share classes of the Nuveen New Mexico Municipal Bond Fund experienced two monthly dividend decreases.

Nuveen Investments	11

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2012, all three Funds had positive UNII balances for tax purposes. As of May 31, 2012, Arizona had a positive UNII balance and Colorado and New Mexico had negative UNII balances for financial reporting purposes.

12	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Arizona Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.96%	5.24%	4.73%
Class A Shares at maximum Offering Price	7.26%	4.33%	4.28%
Standard & Poor’s (S&P) Arizona Municipal Bond Index*	10.49%	5.74%	5.43%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Arizona Municipal Debt Funds Classification Average*	11.77%	4.53%	4.59%

Class C Shares	11.34%	4.65%	4.15%
Class I Shares	12.24%	5.44%	4.93%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.60%	5.40%	4.64%
Class A Shares at maximum Offering Price	6.92%	4.50%	4.19%
Class C Shares	10.99%	4.81%	4.07%
Class I Shares	11.77%	5.60%	4.86%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.89%
Class C Shares	1.44%
Class I Shares	0.69%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Colorado Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	12.40%	5.10%	4.88%
Class A Shares at maximum Offering Price	7.71%	4.20%	4.44%
Standard & Poor’s (S&P) Colorado Municipal Bond Index*	12.30%	5.82%	5.71%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Colorado Municipal Debt Funds Classification Average*	11.32%	4.68%	4.61%

Class B Shares w/o CDSC	11.65%	4.32%	4.27%
Class B Shares w/CDSC	7.65%	4.15%	4.27%
Class C Shares	11.83%	4.51%	4.31%
Class I Shares	12.73%	5.30%	5.09%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.83%	5.20%	4.77%
Class A Shares at maximum Offering Price	7.18%	4.30%	4.31%
Class B Shares w/o CDSC	11.00%	4.41%	4.15%
Class B Shares w/CDSC	7.00%	4.24%	4.15%
Class C Shares	11.26%	4.64%	4.20%
Class I Shares	12.05%	5.42%	4.98%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.91%
Class B Shares	1.66%
Class C Shares	1.46%
Class I Shares	0.71%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen New Mexico Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	10.39%	5.04%	4.74%
Class A Shares at maximum Offering Price	5.72%	4.15%	4.29%
Standard & Poor’s (S&P) New Mexico Municipal Bond Index*	6.69%	5.29%	5.23%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	10.01%	4.61%	4.52%

Class C Shares	9.81%	4.44%	4.16%
Class I Shares	10.57%	5.24%	4.94%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	9.92%	5.13%	4.63%
Class A Shares at maximum Offering Price	5.28%	4.24%	4.19%
Class C Shares	9.35%	4.58%	4.06%
Class I Shares	10.10%	5.36%	4.84%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.86%
Class C Shares	1.41%
Class I Shares	0.66%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Yields as of May 31, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Arizona Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[3]	3.75%	2.80%	4.08%
Class C Shares	3.38%	2.40%	3.49%
Class I Shares	4.08%	3.12%	4.54%

Nuveen Colorado Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[3]	3.88%	2.74%	3.99%
Class B Shares	3.32%	2.12%	3.09%
Class C Shares	3.50%	2.32%	3.38%
Class I Shares	4.23%	3.07%	4.47%

Nuveen New Mexico Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[3]	3.18%	2.38%	3.47%
Class C Shares	2.82%	1.94%	2.83%
Class I Shares	3.52%	2.68%	3.91%

1	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

2	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

3	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

20	Nuveen Investments

Holding Summaries as of May 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Arizona Municipal Bond Fund

Bond Credit Quality1

Nuveen Colorado Municipal Bond Fund

Bond Credit Quality1

Nuveen New Mexico Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	32.4%
Health Care	21.5%
Tax Obligation/General	11.6%
Education and Civic Organizations	9.0%
Water and Sewer	8.6%
U.S. Guaranteed	5.9%
Utilities	5.8%
Other	5.2%

Portfolio Composition[1]
Tax Obligation/Limited	21.0%
Education and Civic Organizations	17.7%
Health Care	17.7%
Tax Obligation/General	10.1%
Transportation	7.7%
U.S. Guaranteed	7.3%
Water and Sewer	6.9%
Other	11.6%

Portfolio Composition[1]
Tax Obligation/Limited	30.9%
Water and Sewer	18.8%
Education and Civic Organizations	13.7%
Health Care	11.0%
Utilities	7.4%
Housing/Single Family	7.0%
Tax Obligation/General	5.7%
Other	5.5%

1	As a percentage of total investments as of May 31, 2012. Holdings are subject to change.

Nuveen Investments	21

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Arizona Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,071.70	$1,068.90	$1,072.60	$1,020.30	$1,017.65	$1,021.40
Expenses Incurred During Period	$4.87	$7.60	$3.73	$4.75	$7.41	$3.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .94%, 1.47% and .72% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Colorado Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,072.00	$1,069.00	$1,069.20	$1,074.10	$1,020.10	$1,016.25	$1,017.30	$1,021.40
Expenses Incurred During Period	$5.08	$9.05	$7.97	$3.73	$4.95	$8.82	$7.77	$3.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .98%, 1.75%, 1.54% and .72% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

New Mexico Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,059.00	$1,055.30	$1,058.80	$1,020.40	$1,017.80	$1,021.50
Expenses Incurred During Period	$4.74	$7.40	$3.60	$4.65	$7.26	$3.54

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .92%, 1.44% and .70% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

22	Nuveen Investments

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on February 16, 2012; at this meeting the shareholders were asked to vote on the approval of an Agreement and Plan of Reorganization.

Colorado Tax Free Fund
To approve an Agreement and Plan of Reorganization
For	3,890,792
Against	2,441
Abstain	29,481
Total	3,922,714

Nuveen Investments	23

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund, and Nuveen New Mexico Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereinafter referred to as the “Funds”) at May 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 26, 2012

24	Nuveen Investments

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.6%

$730	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/12 at 100.00	BBB+	$728,613

420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	491,820
1,150	Total Consumer Staples			1,220,433
	Education and Civic Organizations – 8.7%

460	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	497,554

1,335	Northern Arizona University, System Revenue Refunding Bonds, Series 2006, 5.000%, 6/01/25 – FGIC Insured	6/17 at 100.00	A+	1,464,228

220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Brighter Choice Foundation Charter Middle Schools Project, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB+	225,287

165	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BBB	173,559

215	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42	7/20 at 100.00	N/R	219,408

1,025	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	1,031,048

290	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	315,627

215	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	BBB–	227,158

300	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45	6/19 at 100.00	BBB–	302,205

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BBB–	256,295
145	6.000%, 6/01/36	6/16 at 100.00	BBB–	145,255

1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	1,025,110

575	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	639,745
6,195	Total Education and Civic Organizations			6,522,479
	Health Care – 20.8%

1,335	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	1,487,043

1,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 1.124%, 1/02/37	1/17 at 100.00	AA–	728,130

1,770	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	AA–	1,918,645

595	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA–	635,133

700	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB+	704,123

1,035	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB+	1,045,153

900	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A+	950,778

Nuveen Investments	25

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,415	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A+	$1,522,186

1,005	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA–	1,095,983

650	Show Low Industrial Development Authority, Arizona, Hospital Revenue Bonds, Navapache Regional Medical Center, Series 2005, 5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB+	652,795

1,500	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/35	7/15 at 100.00	BBB+	1,529,745

1,200	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+	1,347,696

1,250	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A, 6.000%, 8/01/33	8/13 at 100.00	BBB+	1,269,488

565	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Northern Arizona Healthcare System, Series 2011, 5.250%, 10/01/26	10/21 at 100.00	AA–	659,779
14,920	Total Health Care			15,546,677
	Housing/Multifamily – 3.1%

2,315	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Western Groves Apartments Project, Series 2001B, Pass through Certificates Series 2002-4, 5.800%, 11/01/34 (Mandatory put 11/01/21) (Alternative Minimum Tax)	8/12 at 100.00	N/R	2,314,837
	Long-Term Care – 0.3%

220	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	229,711
	Tax Obligation/General – 11.2%

2,000	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28	7/18 at 100.00	Aa3	2,310,320

2,715	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Series 2008C, 5.000%, 7/01/27	7/18 at 100.00	A1	3,043,840

335	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 2.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA–	413,631

1,000	Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16	No Opt. Call	Aa2	1,195,570

1,250	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/25 – NPFG Insured	7/16 at 100.00	Aa2	1,401,800
7,300	Total Tax Obligation/General			8,365,161
	Tax Obligation/Limited – 31.4%

330	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/36 (WI/DD, Settling 6/05/12)	7/22 at 100.00	A1	359,294

2,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/26 – AGC Insured	4/20 at 100.00	AA–	2,249,820

666	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	611,921

514	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.550%, 7/01/22	7/17 at 100.00	N/R	508,896

665	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.125%, 7/15/27	7/17 at 100.00	N/R	688,681

318	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R	318,547

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$3,000	Glendale Western Loop 101 Public Facilities Corporation, Arizona, Third Lien Excise Tax Revenue Bonds, Series 2008B, 6.250%, 7/01/38	1/14 at 100.00	AA		$3,190,169

500	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgement Series 2011A, 4.750%, 7/01/36	7/17 at 100.00	AA–		511,880

1,049	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2		1,081,918

1,115	Maricopa County Stadium District, Arizona, Revenue Refunding Bonds, Series 2002, 5.375%, 6/01/17 – AMBAC Insured	6/12 at 100.00	BBB–		1,104,954

590	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R		638,516

1,600	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 – AGM Insured	7/15 at 100.00	AA		1,709,856

300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–		343,794

170	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38 (Alternative Minimum Tax)	7/22 at 100.00	AA+		174,670

1,000	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	A3		1,068,080

2,775	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+		3,074,283

4,270	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	No Opt. Call	A+		1,363,368

530	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/43	8/21 at 100.00	A+		562,622

1,000	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/21	7/12 at 100.00	A3		1,002,140

1,670	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+		1,762,067

	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007:
265	6.000%, 7/15/27	7/17 at 100.00	N/R		263,158
310	6.050%, 7/15/32	7/17 at 100.00	N/R		300,517

555	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1		591,353
25,192	Total Tax Obligation/Limited				23,480,504
	U.S. Guaranteed – 5.7% (4)

1,525	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	No Opt. Call	N/R	(4)	1,797,152

2,270	Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004, 5.250%, 7/01/18 (Pre-refunded 7/01/14) – AMBAC Insured	7/14 at 100.00	AAA		2,504,445
3,795	Total U.S. Guaranteed				4,301,597
	Utilities – 5.6%

735	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB–		751,626

1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/15	No Opt. Call	AA		1,148,210

665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–		707,347

Nuveen Investments	27

Portfolio of Investments

Nuveen Arizona Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,000	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36	7/21 at 100.00	A	$1,094,780

500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.050%, 7/01/42	7/22 at 100.00	BBB+	508,080
3,900	Total Utilities			4,210,043
	Water and Sewer – 8.3%

1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured	7/14 at 100.00	A	1,030,527

1,000	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/30 – SYNCORA GTY Insured	7/16 at 100.00	A	1,048,630

500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	584,310

1,415	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22	7/14 at 100.00	AAA	1,508,815

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
555	4.700%, 4/01/22	4/14 at 100.00	A–	564,751
645	4.900%, 4/01/32	4/17 at 100.00	A–	655,578

830	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	818,073
5,950	Total Water and Sewer			6,210,684
$70,937	Total Investments (cost $67,030,379) – 96.7%			72,402,126
	Other Assets Less Liabilities – 3.3%			2,451,781
	Net Assets – 100%			$74,853,907

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

28	Nuveen Investments

Portfolio of Investments

Nuveen Colorado Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 17.5%

	Adams State College, Alamosa, Colorado, Auxiliary Facilities Revenue Bonds, Improvement Series 2009A:
$1,340	5.500%, 5/15/34	5/19 at 100.00	Aa2	$1,520,525
1,000	5.500%, 5/15/39	5/19 at 100.00	Aa2	1,124,810

210	Adams State College, Colorado, Institutional Enterprise Revenue Bonds, Series 2012, 3.125%, 5/15/26	5/22 at 100.00	Aa2	208,727

1,440	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools – Adams County School District 12, Series 2004, 5.250%, 5/01/17 – SYNCORA GTY Insured	5/14 at 100.00	A	1,513,958

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	1,058,090

1,130	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aurora Academy, Series 2004, 5.375%, 2/15/19 – SYNCORA GTY Insured	2/14 at 100.00	A	1,176,816

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	3/17 at 100.00	AA–	1,000,790

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	518,890

100	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Parker Core Knowledge Charter School, Series 2010, 5.000%, 11/01/37	11/20 at 100.00	A	101,057

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	A	1,062,580

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Ridgeview Classical Schools, Series 2005A, 5.500%, 8/15/25 – SYNCORA GTY Insured	8/15 at 100.00	A	1,047,220

1,355	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Series 2004, 5.250%, 6/01/24 – SYNCORA GTY Insured	6/14 at 100.00	A	1,397,859

500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2010, 5.125%, 10/01/39	10/19 at 100.00	A–	542,530

1,000	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Refunding Bonds, Vail Mountain School Project, Series 2010, 6.125%, 5/01/40	5/20 at 100.00	BBB–	1,046,150

1,300	Colorado Educational and Cultural Facilities Authority, Revenue and Refunding Bonds, University Corporation for Atmospheric Research Project, Series 2012B, 5.000%, 9/01/33	9/22 at 100.00	A+	1,434,251

	Colorado Educational and Cultural Facilities Authority, School Revenue Bonds, Ave Maria School, Refunding Series 2007:
220	4.750%, 12/01/14 – RAAI Insured	No Opt. Call	N/R	231,323
230	4.750%, 12/01/15 – RAAI Insured	No Opt. Call	N/R	245,012
250	4.850%, 12/01/25 – RAAI Insured	12/17 at 100.00	N/R	250,958

500	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 5.250%, 6/15/29	6/17 at 100.00	A	519,125

985	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	1,093,183

500	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 20012B, 4.250%, 5/15/37	5/21 at 100.00	Aa2	516,360

Nuveen Investments	29

Portfolio of Investments

Nuveen Colorado Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	University of Colorado, Enterprise System Revenue Bonds, Series 2009A:
$335	5.750%, 6/01/28	6/19 at 100.00	AA+	$416,308
500	5.375%, 6/01/32	6/19 at 100.00	AA+	602,290

840	University of Northern Colorado at Greeley, Institutional Enterprise System Revenue Refunding Bonds, Series 2011A, 5.000%, 6/01/30	6/21 at 100.00	Aa2	964,866

1,000	Western State College of Colorado Board of Trustees, Revenue Bonds, Series 2009, 5.000%, 5/15/34	5/19 at 100.00	Aa2	1,100,630
19,235	Total Education and Civic Organizations			20,694,308
	Health Care – 17.4%

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2006D, 5.125%, 11/15/29	11/16 at 100.00	AA–	1,082,140

1,550	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA	1,646,209

520	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	AA	565,084

1,405	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	BBB+	1,490,073

750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB	759,990

1,945	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	2,088,852

1,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.250%, 5/15/26 – AGM Insured	5/19 at 100.00	AA+	1,125,650

	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	5.125%, 10/01/17	No Opt. Call	AA	600,740
1,000	6.250%, 10/01/33	10/18 at 100.00	AA	1,175,740

325	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.625%, 12/01/24 – RAAI Insured	12/16 at 100.00	Baa2	326,992

1,000	Colorado Health Facilities Authority, Revenue Bonds, National Jewish Medical and Research Center, Series 2012, 5.000%, 1/01/27	1/22 at 100.00	BBB	1,049,260

1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,013,620

585	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A	605,095

1,500	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005A, 5.200%, 3/01/31 – AGM Insured	9/18 at 102.00	AA–	1,649,805

500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2001, 5.800%, 1/15/27	7/12 at 100.00	A–	500,685

895	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2000, 6.375%, 12/15/30	6/12 at 100.00	A–	896,271

750	Colorado Springs, Colorado, Hospital Revenue Bonds, Refunding Series 2009, 6.250%, 12/15/33	12/19 at 100.00	A–	839,978

	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010:
515	5.500%, 9/01/25	3/20 at 100.00	BBB	537,212
600	5.500%, 9/01/30	3/20 at 100.00	BBB	617,280

500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Series 2002, 5.350%, 9/01/17	9/13 at 100.00	BBB	512,685

250	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Refunding Series 2007A, 4.750%, 12/01/27	12/16 at 100.00	BBB+	254,108

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$300	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	$307,359

500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23	12/13 at 102.00	BBB–	531,760

500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37	5/16 at 100.00	A+	515,070
19,390	Total Health Care			20,691,658
	Housing/Multifamily – 2.8%

	Colorado Educational and Cultural Facilities Authority, Student Housing Revenue Refunding Bonds Campus Village Apartments Project, Series 2008:
810	5.000%, 6/01/22	8/18 at 100.00	A	905,580
50	5.500%, 6/01/38	8/18 at 100.00	A	52,843

1,260	Colorado Housing Finance Authority, Multifamily Housing Revenue Bonds, Castle Highlands Apartments Project, Series 2001B, Pass Though Certificates 2001-2, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	8/12 at 100.00	N/R	1,260,025

	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007:
780	4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	Aa3	826,394
260	5.200%, 11/01/27 – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	Aa3	278,291
3,160	Total Housing/Multifamily			3,323,133
	Housing/Single Family – 0.8%

690	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2011A-A, 4.850%, 11/01/26	5/21 at 100.00	Aaa	766,493

25	Colorado Housing and Finance Authority, Single Family Program Senior Bonds, Series 2000E, 7.000%, 2/01/30 (Alternative Minimum Tax)	8/12 at 100.00	AA	25,689

30	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 1999C-3, 6.750%, 10/01/21	10/12 at 104.50	Aa2	30,371

45	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000A-2, 7.450%, 10/01/16 (Alternative Minimum Tax)	10/12 at 104.00	Aa2	46,727

5	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000B-2, 7.100%, 4/01/17 (Alternative Minimum Tax)	10/12 at 100.00	AA	5,186

95	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000B-4, 5.900%, 4/01/31	10/12 at 100.00	AAA	95,162

15	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000C-3, 7.150%, 10/01/30	10/12 at 104.50	AA	15,275
905	Total Housing/Single Family			984,903
	Industrials – 0.2%

250	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	BBB	287,243
	Long-Term Care – 4.5%

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	533,520

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 7.000%, 6/01/42	6/22 at 100.00	N/R	510,075

780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	BBB–	859,248

Nuveen Investments	31

Portfolio of Investments

Nuveen Colorado Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$500	Colorado Health Facilities Authority, Health and Residential Care Facilities Revenue Bonds, Volunteers of America Care Facilities Obligated Group Projects, Series 2007A, 5.000%, 7/01/15	7/14 at 101.00	N/R	$513,040

	Colorado Health Facilities Authority, Revenue Bonds, Christian Living Communities Project, Series 2006A:
250	5.250%, 1/01/14	No Opt. Call	N/R	257,550
100	5.750%, 1/01/26	1/17 at 100.00	N/R	104,092

1,000	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002A, 5.500%, 12/01/33 – RAAI Insured	12/12 at 100.00	BBB+	1,018,580

350	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002B, 6.125%, 12/01/33	12/12 at 101.00	BBB+	361,057

	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005:
500	5.000%, 12/01/16	12/15 at 100.00	BBB+	527,065
200	5.250%, 12/01/25	12/15 at 100.00	BBB+	203,120

295	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2004A, 5.250%, 6/01/34	6/14 at 100.00	A–	300,401

100	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	102,585
5,075	Total Long-Term Care			5,290,333
	Tax Obligation/General – 10.0%

2,000	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35	12/20 at 100.00	Aa2	2,467,599

1,000	Denver School District 1, Colorado, General Obligation Bonds, Series 2009A, 5.000%, 12/01/28	6/19 at 100.00	Aa2	1,195,560

505	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	Aa2	642,951

	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Series 2009:
1,000	5.250%, 12/01/26	12/18 at 100.00	Aa2	1,194,350
1,800	5.250%, 12/01/33	12/18 at 100.00	Aa2	2,065,608

500	Puerto Rico, General Obligation Bonds, Public Improvement Series 2008A, 5.500%, 7/01/18	No Opt. Call	Baa1	567,385

375	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2008A, 5.250%, 7/01/26	7/18 at 100.00	Baa1	393,161

250	Puerto Rico, General Obligation Bonds, Refunding Series 2003C-7, 6.000%, 7/01/27 – NPFG Insured	7/18 at 100.00	Baa1	280,408

	Rio Blanco County School District RE-001 Meeker, Colorado, General Obligation Bonds, Series 2008:
500	5.250%, 12/01/22	12/18 at 100.00	Aa2	590,335
150	5.250%, 12/01/24	12/18 at 100.00	Aa2	174,420

2,000	St. Vrain Valley School District RE-1J, Boulder, Larimer and Weld Counties, Colorado, General Obligation Bonds, Series 2009, 5.000%, 12/15/33	12/18 at 100.00	Aa2	2,251,679
10,080	Total Tax Obligation/General			11,823,456
	Tax Obligation/Limited – 20.7%

1,340	Belle Creek Metropolitan District 1, Adams County, Colorado, General Obligation Refunding Bonds, Series 2011, 6.000%, 12/01/26	12/20 at 100.00	BBB+	1,528,913

500	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 5.500%, 12/01/28 – AGM Insured	12/13 at 100.00	AA–	516,900

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008:
$425	5.500%, 11/01/19	11/18 at 100.00	Aa2	$523,825
1,255	5.500%, 11/01/27	11/18 at 100.00	Aa2	1,449,136

2,000	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,659,720

	Eagle River Fire Protection District, Colorado, Certificates of Participation, Series 2010:
225	6.125%, 12/01/19	No Opt. Call	N/R	250,722
440	6.625%, 12/01/24	12/19 at 100.00	N/R	482,447
800	6.875%, 12/01/30	12/19 at 100.00	N/R	875,856

500	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	533,750

500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	524,195

835	Garfield County Public Library District, Colorado, Certificates of Participation, Regional Lease Purchase Financing Program, Series 2009, 5.375%, 12/01/27	12/19 at 100.00	A	956,150

500	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R	502,620

360	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB	372,514

340	Lone Tree, Colorado, Sales & Use Tax Revenue Bonds, Recreation Projects Series 2008A, 5.000%, 12/01/20	12/18 at 100.00	AA	405,011

500	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A	526,065

500	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	A	528,060

295	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.250%, 12/15/18 – ACA Insured	12/16 at 100.00	N/R	283,100

2,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	2,304,479

	Park Meadows Business Improvement District, Colorado, Sales Tax Revenue Bonds, Series 2007:
200	5.000%, 12/01/17	No Opt. Call	N/R	213,962
475	5.300%, 12/01/27	12/17 at 100.00	N/R	493,473

1,200	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	1,200,000

1,040	Platte Valley Fire Protection District, Colorado, Certificates of Participation, Series 2012, 5.000%, 12/01/46	12/21 at 100.00	Baa1	1,073,020

1,000	Pueblo, Colorado, Certificates of Participation, Police Complex Project, Series 2008, 5.500%, 8/15/23 – AGC Insured	8/18 at 100.00	AA–	1,167,350

500	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/35 (Mandatory put 7/01/17) – AMBAC Insured	7/17 at 100.00	Baa1	549,605

800	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	902,240

1,150	Regional Transportation District, Colorado, Master Lease Purchase Agreement II, Fixed Rate Certificates of Participation, Transit Vehicles Project, Series 2002A, 5.000%, 12/01/22 – AMBAC Insured	12/17 at 100.00	Aa3	1,275,845

Nuveen Investments	33

Portfolio of Investments

Nuveen Colorado Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,000	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010B, 5.000%, 12/01/40	12/20 at 100.00	A		$1,034,640

1,460	Tower Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	N/R		1,388,080

1,000	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 144A, 7.500%, 12/01/39	12/18 at 100.00	N/R		1,046,950
23,140	Total Tax Obligation/Limited				24,568,628
	Transportation – 7.6%

1,440	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/29	11/20 at 100.00	A+		1,632,384

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2009A, 5.000%, 11/15/31	11/19 at 100.00	A+		1,111,180

300	E-470 Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2007D-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	BBB		325,128

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,575	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	BBB		1,364,738
960	0.000%, 9/01/19 – NPFG Insured	No Opt. Call	BBB		750,326
1,050	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	BBB		686,091

700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	BBB		758,632

500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	BBB		548,725

660	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Improvement Series 2006B, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		658,660

750	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 6.000%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	Baa2		781,478

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
75	5.000%, 7/15/22	7/20 at 100.00	Baa3		84,364
255	5.375%, 7/15/25	7/20 at 100.00	Baa3		284,868
9,265	Total Transportation				8,986,574
	U.S. Guaranteed – 7.2% (4)

	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008:
300	5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2	(4)	382,650
235	5.500%, 12/01/25 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2	(4)	299,743

430	Boulder County, Colorado, Development Revenue Bonds, University Corporation for Atmospheric Research, Series 2003, 5.000%, 9/01/23 – AMBAC Insured (Pre-refunded 9/01/13)	9/13 at 100.00	A+	(4)	455,039

735	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	No Opt. Call	AAA		897,141

475	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.500%, 11/01/27 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2	(4)	600,139

2,000	Colorado State, Certificates of Participation, UCDHSC Fitzsimons Academic Projects, Series 2005B, 5.250%, 11/01/24 (Pre-refunded 11/01/15) – NPFG Insured	11/15 at 100.00	AA–	(4)	2,319,279

720	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa		830,786

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$240	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 5.200%, 11/01/27 (Pre-refunded 11/01/17) – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	Aaa		$284,998

560	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Series 2004A, 6.250%, 12/01/33 (Pre-refunded 12/01/14)	12/14 at 100.00	AA+	(4)	641,788

650	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 (Pre-refunded 12/15/14) – FGIC Insured	12/14 at 100.00	Aa1	(4)	736,340

1,000	Eagle Bend Metropolitan District 2, Colorado, General Obligation Bonds, Series 2003, 5.250%, 12/01/23 (Pre-refunded 12/01/13) – RAAI Insured	12/13 at 100.00	A–	(4)	1,074,420
7,345	Total U.S. Guaranteed				8,522,323
	Utilities – 3.3%

1,255	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2010, 6.125%, 10/01/40	10/20 at 100.00	BBB–		1,325,205

225	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB–		234,774

1,200	Colorado Springs, Colorado, Utility System Revenue Bonds, Improvement Series 2008C, 5.500%, 11/15/48	11/18 at 100.00	AA		1,349,088

425	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A		510,922

475	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB+		480,800
3,580	Total Utilities				3,900,789
	Water and Sewer – 6.8%

700	Colorado Water Resources and Power Development Authority, Small Water Resources Program Revenue Bonds, City of Fountain, Colorado Utility Enterprise Project, Series 2011A, 5.000%, 9/01/36 – AGM Insured	9/21 at 100.00	AA–		769,832

500	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Donala Water and Sanitation District Project, Series 2011C, 5.000%, 9/01/36	9/21 at 100.00	AA–		569,185

	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Steamboat Springs Utilities Fund, Series 2011B:
1,000	4.125%, 8/01/26	8/21 at 100.00	Aa3		1,091,140
1,650	5.000%, 8/01/31	8/21 at 100.00	Aa3		1,872,338

800	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Water Revenue Bonds, Series 2009, 5.000%, 12/01/34 – AGC Insured	12/19 at 100.00	AA–		905,312

735	Parker Water and Sanitation District, Douglas County, Colorado, Water and Sewer Enterprise Revenue Bonds, Refunding Series 2012, 3.125%, 11/01/27 (WI/DD, Settling 6/13/12) – AGM Insured	5/22 at 100.00	AA–		726,819

1,990	Ute Water Conservancy District, Mesa County, Colorado, Water Revenue Bonds, Refunding Series 2012, 4.125%, 6/15/26	6/22 at 100.00	AA		2,188,243
7,375	Total Water and Sewer				8,122,869
$108,800	Total Investments (cost $107,590,966) – 98.8%				117,196,217
	Other Assets Less Liabilities – 1.2%				1,387,664
	Net Assets – 100%				$118,583,881

Nuveen Investments	35

Portfolio of Investments

Nuveen Colorado Municipal Bond Fund (continued)

May 31, 2012

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

36	Nuveen Investments

Portfolio of Investments

Nuveen New Mexico Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 13.1%

$3,000	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Academy Project, Refunding and improvement Series 2010, 5.375%, 9/01/35	9/20 at 100.00	AA–	$3,417,180

1,500	New Mexico Educational Assistance Foundation, Education Loan Bonds, First Subordinate Series 2001B-1, 5.900%, 9/01/31	9/12 at 100.00	A2	1,501,950

700	New Mexico Institute of Mining and Technology, Revenue Bonds, Series 2011, 5.000%, 7/01/31	7/21 at 100.00	A+	764,841

750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	753,210

2,500	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	3,025,800

750	University of New Mexico, Subordinate Lien Revenue Refunding Bonds, Series 2003A, 5.250%, 6/01/18	6/13 at 100.00	AA	784,118

750	University of New Mexico, Subordinate Lien System Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/32	6/21 at 100.00	AA	878,190

1,000	University of New Mexico, System Improvement Subordinated Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/25 – AGM Insured	6/17 at 100.00	AA	1,134,480
10,950	Total Education and Civic Organizations			12,259,769
	Health Care – 10.5%

1,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA–	1,067,450

2,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	6/14 at 100.00	A3	2,068,820

1,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27	6/17 at 100.00	A3	1,067,860

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2008A, 6.375%, 8/01/32	8/18 at 100.00	AA	2,377,960

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2009, 5.000%, 8/01/39	8/19 at 100.00	AA	2,143,400

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,083,700
9,000	Total Health Care			9,809,190
	Housing/Multifamily – 3.4%

2,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AA–	2,175,020

1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,018,170
3,000	Total Housing/Multifamily			3,193,190
	Housing/Single Family – 6.7%

1,260	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2009-B2, 5.250%, 9/01/34	3/19 at 100.00	AA+	1,366,243

495	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2011B, 5.000%, 3/01/28	3/21 at 100.00	AA+	554,643

1,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2012A, 4.125%, 9/01/42 (WI/DD, Settling 6/19/12)	3/22 at 100.00	AA+	1,012,780

1,125	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007A-1, 4.800%, 1/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,157,805

760	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007B-2, 4.850%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AA+	778,628

Nuveen Investments	37

Portfolio of Investments

Nuveen New Mexico Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$585	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007E, 5.000%, 7/01/28 (Alternative Minimum Tax)	7/17 at 100.00	AA+	$606,177

770	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2008-D2., 5.500%, 7/01/39	7/18 at 100.00	AA+	807,545
5,995	Total Housing/Single Family			6,283,821
	Information Technology – 0.6%

500	Sandoval County, New Mexico, Incentive Payment Revenue Bonds, Intel Corporation Project, Series 2005, 5.000%, 6/01/20	6/15 at 100.00	A+	544,185
	Long-Term Care – 1.1%

1,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	1,055,170
	Tax Obligation/General – 5.4%

1,970	Sandoval County, New Mexico, General Obligation Bonds, Series 2004, 5.000%, 4/15/23 – NPFG Insured	4/14 at 100.00	Aa2	2,136,958

2,500	Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012, 5.000%, 8/01/16	No Opt. Call	Aa1	2,942,125
4,470	Total Tax Obligation/General			5,079,083
	Tax Obligation/Limited – 29.5%

1,500	Albuquerque, New Mexico, Gross Receipts Lodgers Tax Revenue Refunding Bonds, Series 2004A, 5.000%, 7/01/37 – AGM Insured	7/14 at 100.00	AAA	1,543,410

1,450	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1996B, 5.700%, 4/01/27 – NPFG Insured	No Opt. Call	AAA	1,873,777

1,125	Cibola County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	A2	1,202,816

	Dona Ana County, New Mexico, Gross Receipts Tax Revenue Refunding and Improvement Bonds, Series 2003:
405	5.250%, 5/01/25 – AMBAC Insured	5/13 at 100.00	N/R	410,885
545	5.250%, 5/01/28 – AMBAC Insured	5/13 at 100.00	N/R	551,077

1,160	Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 6/01/24 – AMBAC Insured	6/13 at 100.00	Aa3	1,197,851

765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	841,684

400	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37 (WI/DD, Settling 6/06/12)	1/22 at 100.00	A	432,064

485	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R	495,505

700	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+	775,495

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
5,000	0.000%, 8/01/35	No Opt. Call	A+	1,386,800
1,365	5.375%, 8/01/39	2/20 at 100.00	A+	1,462,188

800	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/43	8/21 at 100.00	A+	849,240

4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA–	5,006,438

	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2010A:
1,135	5.000%, 6/01/23	6/20 at 100.00	Aa1	1,359,775
1,095	5.000%, 6/01/24	6/20 at 100.00	Aa1	1,299,798
1,255	5.000%, 6/01/25	6/20 at 100.00	Aa1	1,482,519

1,245	Santa Fe, New Mexico, Gross Receipts Sales Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA+	1,419,748

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,240	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement & Refunding Series 2012A, 5.000%, 6/01/26	6/21 at 100.00	AA+	$1,480,845

600	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	10/18 at 100.00	N/R	604,512

1,755	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	1,858,457
28,025	Total Tax Obligation/Limited			27,534,884
	Utilities – 7.1%

1,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB–	1,090,730

1,870	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	2,044,976

1,850	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.050%, 7/01/42	7/22 at 100.00	BBB+	1,879,896

1,560	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	BBB+	1,604,928
6,280	Total Utilities			6,620,530
	Water and Sewer – 18.0%

2,000	Albuquerque and Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2006A, 5.000%, 7/01/26 – AMBAC Insured	7/16 at 100.00	AA+	2,267,300

4,000	Albuquerque and Bernalillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA+	4,572,160

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C, 5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AAA	1,072,090

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005C, 5.000%, 6/15/25 – AMBAC Insured	6/15 at 100.00	Aa2	1,102,180

4,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2006B, 5.000%, 6/01/36 – NPFG Insured	6/16 at 100.00	AAA	4,407,880

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2007E, 5.000%, 6/01/29 – NPFG Insured	6/17 at 100.00	AAA	1,119,760

1,000	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 6/01/23 – NPFG Insured	6/15 at 100.00	Aa3	1,112,830

1,000	Santa Fe, New Mexico Water Utility System Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009, 5.000%, 6/01/27	6/19 at 100.00	AAA	1,147,250
15,000	Total Water and Sewer			16,801,450
$84,220	Total Investments (cost $82,884,594) – 95.4%			89,181,272
	Other Assets Less Liabilities – 4.6%			4,296,560
	Net Assets – 100%			$93,477,832

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Assets & Liabilities

May 31, 2012

	Arizona	Colorado	New Mexico
Assets
Investments, at value (cost $67,030,379, $107,590,966 and $82,884,594, respectively)	$72,402,126	$117,196,217	$89,181,272
Cash	1,356,013	1,503,243	716,942
Receivables:
Interest	1,366,879	1,757,901	1,541,937
Investments sold	52,000	202,847	3,510,000
Shares sold	307,135	130,057	222,290
Other assets	78	56	98
Total assets	75,484,231	120,790,321	95,172,539
Liabilities
Payables:
Dividends	111,441	211,343	88,756
Investments purchased	357,126	1,691,858	1,427,264
Shares redeemed	61,109	129,459	55,556
Accrued expenses:
Management fees	32,831	52,680	41,106
12b-1 distribution and service fees	13,520	17,607	24,952
Other	54,297	103,493	57,073
Total liabilities	630,324	2,206,440	1,694,707
Net assets	$74,853,907	$118,583,881	$93,477,832
Class A Shares
Net assets	$45,208,852	$54,621,982	$55,040,231
Shares outstanding	4,098,456	5,121,641	5,075,152
Net asset value per share	$11.03	$10.66	$10.85
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.51	$11.13	$11.33
Class B Shares
Net assets	N/A	$338,014	N/A
Shares outstanding	N/A	31,684	N/A
Net asset value and offering price per share	N/A	$10.67	N/A
Class C Shares
Net assets	$9,676,579	$11,513,504	$25,045,861
Shares outstanding	877,995	1,082,768	2,305,616
Net asset value and offering price per share	$11.02	$10.63	$10.86
Class I Shares
Net assets	$19,968,476	$52,110,381	$13,391,740
Shares outstanding	1,808,490	4,897,436	1,227,130
Net asset value and offering price per share	$11.04	$10.64	$10.91
Net assets consist of:
Capital paid-in	$71,230,617	$109,455,012	$87,325,583
Undistributed (Over-distribution of) net investment income	151,257	(10,635)	(86,565)
Accumulated net realized gain (loss)	(1,899,714)	(465,747)	(57,864)
Net unrealized appreciation (depreciation)	5,371,747	9,605,251	6,296,678
Net assets	$74,853,907	$118,583,881	$93,477,832
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01
N/A –	Arizona and New Mexico do not offer Class B Shares. Class B Shares of Arizona and New Mexico converted to Class A Shares at the close of business on February 15, 2012 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of Operations

Year Ended May 31, 2012

	Arizona	Colorado	New Mexico
Investment Income	$3,360,920	$3,253,758	$3,704,640
Expenses
Management fees	353,136	344,395	439,956
12b-1 service fees – Class A	86,465	76,902	107,543
12b-1 distribution and service fees – Class B	N/A	3,198	N/A
12b-1 distribution and service fees – Class C	59,596	72,921	157,912
Shareholders’ servicing agent fees and expenses	32,578	25,688	33,248
Custodian’s fees and expenses	15,088	14,201	17,610
Trustees’ fees and expenses	2,095	2,078	2,552
Professional fees	32,149	30,415	34,542
Shareholders’ reports – printing and mailing expenses	26,881	22,621	30,024
Federal and state registration fees	1,697	8,477	1,500
Reorganization expense	—	22,000	—
Other expenses	6,327	7,657	6,775
Total expenses before custodian fee credit and expense reimbursement	616,012	630,553	831,662
Custodian fee credit	(1,306)	(744)	(2,632)
Expense reimbursement	—	(1,498)	—
Net expenses	614,706	628,311	829,030
Net investment income (loss)	2,746,214	2,625,447	2,875,610
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	18,903	51,366	107,209
Change in net unrealized appreciation (depreciation) of investments	4,844,692	4,656,061	5,160,884
Net realized and unrealized gain (loss)	4,863,595	4,707,427	5,268,093
Net increase (decrease) in net assets from operations	$7,609,809	$7,332,874	$8,143,703
N/A –	Arizona and New Mexico do not offer Class B Shares. Class B Shares of Arizona and New Mexico converted to Class A Shares at the close of business on February 15, 2012 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Changes in Net Assets

	Arizona		Colorado		New Mexico
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Operations
Net investment income (loss)	$2,746,214	$2,783,886	$2,625,447	$1,885,588	$2,875,610	$3,019,949
Net realized gain (loss) from investments	18,903	(733,461)	51,366	227,539	107,209	19,823
Change in net unrealized appreciation (depreciation) of investments	4,844,692	(284,896)	4,656,061	(1,102,867)	5,160,884	(1,474,765)
Net increase (decrease) in net assets from operations	7,609,809	1,765,529	7,332,874	1,010,260	8,143,703	1,565,007
Distributions to Shareholders
From net investment income:
Class A	(1,759,002)	(1,872,785)	(1,608,139)	(1,293,666)	(1,891,291)	(2,143,547)
Class B	N/A	(23,099)	(11,602)	(20,567)	N/A	(43,120)
Class C	(285,446)	(283,505)	(355,414)	(333,986)	(647,743)	(609,267)
Class I	(729,095)	(579,915)	(706,188)	(211,823)	(385,417)	(266,395)
Decrease in net assets from distributions to shareholders	(2,773,543)	(2,759,304)	(2,681,343)	(1,860,042)	(2,924,451)	(3,062,329)
Fund Share Transactions
Fund reorganization	—	—	56,308,429	—	—	—
Proceeds from sale of shares	15,783,762	8,047,814	20,307,335	9,527,583	17,934,854	19,090,442
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,474,948	1,432,639	1,609,687	1,196,210	1,880,864	2,008,227
	17,258,710	9,480,453	78,225,451	10,723,793	19,815,718	21,098,669
Cost of shares redeemed	(6,816,881)	(16,867,375)	(8,834,703)	(10,291,754)	(10,389,145)	(17,189,724)
Net increase (decrease) in net assets from Fund share transactions	10,441,829	(7,386,922)	69,390,748	432,039	9,426,573	3,908,945
Net increase (decrease) in net assets	15,278,095	(8,380,697)	74,042,279	(417,743)	14,645,825	2,411,623
Net assets at the beginning of period	59,575,812	67,956,509	44,541,602	44,959,345	78,832,007	76,420,384
Net assets at the end of period	$74,853,907	$59,575,812	$118,583,881	$44,541,602	$93,477,832	$78,832,007
Undistributed (Over-distribution of) net investment income at the end of period	$151,257	$178,819	$(10,635)	$40,918	$(86,565)	$(35,833)
N/A –	Arizona and New Mexico do not offer Class B Shares. Class B Shares of Arizona and New Mexico converted to Class A Shares at the close of business on February 15, 2012 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

42	Nuveen Investments

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Nuveen Investments	43

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ARIZONA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (10/86)
2012	$10.27	$.44	$.76	$1.20	$(.44)	$—	$(.44)	$11.03	11.96%
2011	10.42	.45	(.15)	.30	(.45)	—	(.45)	10.27	2.94
2010	9.82	.44	.61	1.05	(.45)	—	(.45)	10.42	10.89
2009	10.35	.44	(.52)	(.08)	(.43)	(.02)	(.45)	9.82	(.65)
2008	10.61	.43	(.26)	.17	(.41)	(.02)	(.43)	10.35	1.67
Class C (2/94)
2012	10.26	.38	.76	1.14	(.38)	—	(.38)	11.02	11.34
2011	10.41	.40	(.16)	.24	(.39)	—	(.39)	10.26	2.35
2010	9.81	.39	.61	1.00	(.40)	—	(.40)	10.41	10.31
2009	10.34	.39	(.53)	(.14)	(.37)	(.02)	(.39)	9.81	(1.23)
2008	10.60	.37	(.26)	.11	(.35)	(.02)	(.37)	10.34	1.09
Class I (2/97)(f)
2012	10.27	.46	.77	1.23	(.46)	—	(.46)	11.04	12.24
2011	10.43	.47	(.16)	.31	(.47)	—	(.47)	10.27	3.02
2010	9.82	.46	.62	1.08	(.47)	—	(.47)	10.43	11.19
2009	10.35	.46	(.53)	(.07)	(.44)	(.02)	(.46)	9.82	(.46)
2008	10.61	.45	(.26)	.19	(.43)	(.02)	(.45)	10.35	1.84

44	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$45,209	.90%	.90%	4.10%	4%
38,379	.89	.89	4.39	6
46,701	.89	.89	4.34	2
47,006	.92	.92	4.52	27
50,543	1.03	.93	4.05	19

9,677	1.45	1.45	3.55	4
7,104	1.44	1.44	3.83	6
7,531	1.44	1.44	3.79	2
6,983	1.47	1.47	3.96	27
8,642	1.58	1.48	3.50	19

19,968	.70	.70	4.30	4
13,625	.69	.69	4.59	6
12,885	.69	.69	4.54	2
12,273	.72	.72	4.72	27
14,191	.83	.73	4.25	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

COLORADO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/87)
2012	$9.89	$.42	$.78	$1.20	$(.43)	$—	$(.43)	$10.66	12.40%
2011	10.07	.44	(.19)	.25	(.43)	—	(.43)	9.89	2.58
2010	9.48	.44	.58	1.02	(.43)	—	(.43)	10.07	10.98
2009	10.09	.43	(.62)	(.19)	(.42)	—	(.42)	9.48	(1.67)
2008	10.32	.41	(.22)	.19	(.42)	—	(.42)	10.09	1.91
Class B (2/97)
2012	9.89	.35	.78	1.13	(.35)	—	(.35)	10.67	11.65
2011	10.08	.36	(.19)	.17	(.36)	—	(.36)	9.89	1.70
2010	9.48	.36	.60	.96	(.36)	—	(.36)	10.08	10.28
2009	10.09	.36	(.62)	(.26)	(.35)	—	(.35)	9.48	(2.44)
2008	10.32	.34	(.23)	.11	(.34)	—	(.34)	10.09	1.13
Class C (2/97)
2012	9.86	.37	.78	1.15	(.38)	—	(.38)	10.63	11.83
2011	10.05	.38	(.19)	.19	(.38)	—	(.38)	9.86	1.92
2010	9.45	.38	.60	.98	(.38)	—	(.38)	10.05	10.51
2009	10.06	.38	(.62)	(.24)	(.37)	—	(.37)	9.45	(2.25)
2008	10.30	.36	(.23)	.13	(.37)	—	(.37)	10.06	1.28
Class I (2/97)(f)
2012	9.86	.44	.79	1.23	(.45)	—	(.45)	10.64	12.73
2011	10.05	.46	(.20)	.26	(.45)	—	(.45)	9.86	2.67
2010	9.45	.45	.60	1.05	(.45)	—	(.45)	10.05	11.32
2009	10.07	.45	(.62)	(.17)	(.45)	—	(.45)	9.45	(1.55)
2008	10.31	.43	(.23)	.20	(.44)	—	(.44)	10.07	2.06

46	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$54,622	.94%	.94%	4.10%	.94%	.94%	4.11%	5%
30,067	.91	.91	4.41	.91	.91	4.41	14
31,964	.91	.91	4.44	.91	.91	4.44	5
28,820	.95	.95	4.60	.95	.95	4.60	12
30,448	.93	.93	4.04	.93	.93	4.04	28

338	1.69	1.69	3.40	1.69	1.69	3.41	5
346	1.66	1.66	3.65	1.66	1.66	3.65	14
689	1.66	1.66	3.70	1.66	1.66	3.70	5
1,046	1.69	1.69	3.82	1.69	1.69	3.82	12
1,851	1.68	1.68	3.30	1.68	1.68	3.30	28

11,514	1.50	1.50	3.57	1.49	1.49	3.57	5
8,694	1.46	1.46	3.86	1.46	1.46	3.86	14
8,796	1.46	1.46	3.89	1.46	1.46	3.89	5
7,488	1.50	1.50	4.04	1.50	1.50	4.04	12
8,418	1.48	1.48	3.49	1.48	1.48	3.49	28

52,110	.72	.72	4.18	.72	.72	4.19	5
5,435	.71	.71	4.60	.71	.71	4.60	14
3,511	.71	.71	4.63	.71	.71	4.63	5
3,756	.74	.74	4.78	.74	.74	4.78	12
5,428	.74	.74	4.23	.74	.74	4.23	28

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW MEXICO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/92)
2012	$10.19	$.37	$.67	$1.04	$(.38)	$—	$(.38)	$10.85	10.39%
2011	10.36	.40	(.16)	.24	(.41)	—	(.41)	10.19	2.38
2010	9.93	.41	.44	.85	(.42)	—	(.42)	10.36	8.72
2009	10.24	.42	(.32)	.10	(.41)	—	(.41)	9.93	1.19
2008	10.36	.41	(.12)	.29	(.41)	—	(.41)	10.24	2.82
Class C (2/97)
2012	10.20	.32	.67	.99	(.33)	—	(.33)	10.86	9.81
2011	10.38	.35	(.17)	.18	(.36)	—	(.36)	10.20	1.74
2010	9.95	.35	.45	.80	(.37)	—	(.37)	10.38	8.13
2009	10.26	.37	(.32)	.05	(.36)	—	(.36)	9.95	.63
2008	10.38	.36	(.13)	.23	(.35)	—	(.35)	10.26	2.23
Class I (2/97)(f)
2012	10.25	.40	.66	1.06	(.40)	—	(.40)	10.91	10.57
2011	10.42	.43	(.17)	.26	(.43)	—	(.43)	10.25	2.60
2010	10.00	.43	.43	.86	(.44)	—	(.44)	10.42	8.80
2009	10.30	.44	(.31)	.13	(.43)	—	(.43)	10.00	1.47
2008	10.41	.43	(.12)	.31	(.42)	—	(.42)	10.30	3.09

48	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$55,040	.88%	.88%	3.55%	15%
51,278	.86	.86	3.96	2
55,167	.87	.87	4.02	7
50,256	.90	.90	4.32	7
49,402	.89	.89	3.98	9

25,046	1.43	1.43	2.99	15
19,046	1.41	1.41	3.40	2
14,706	1.41	1.41	3.46	7
8,352	1.45	1.45	3.77	7
7,484	1.44	1.44	3.43	9

13,392	.68	.68	3.73	15
7,764	.66	.66	4.18	2
4,695	.66	.66	4.21	7
2,276	.70	.70	4.51	7
1,376	.69	.69	4.18	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	49

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, its respective local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal income tax and its respective state personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective at the close of business on February 15, 2012, Class B Shares of Arizona and New Mexico were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a

50	Nuveen Investments

when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2012, Arizona, Colorado, and New Mexico had outstanding when-issued/delayed delivery purchase commitments of $357,126, $726,562, and $1,427,264, respectively.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into

Nuveen Investments	51

Notes to Financial Statements (continued)

the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense” on the Statement of Operations.

During the fiscal year ended May 31, 2012, the Funds did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At May 31, 2012, the Funds did not have any exposure to externally deposited Recourse Trusts.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

52	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of May 31, 2012:

Arizona	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$72,402,126	$—	$72,402,126

Colorado	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$117,196,217	$—	$117,196,217

New Mexico	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$89,181,272	$—	$89,181,272

During the fiscal year ended May 31, 2012, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2012.

Nuveen Investments	53

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Arizona
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	531,990	$5,652,542	321,482	$3,306,247
Class A – automatic conversion of Class B Shares	26,932	294,887	7,574	78,612
Class B	273	2,796	408	4,230
Class C	250,888	2,706,402	124,020	1,285,274
Class I	670,590	7,127,135	326,447	3,373,451
Shares issued to shareholders due to reinvestment of distributions:
Class A	90,912	971,330	89,167	920,968
Class B	357	3,749	879	9,096
Class C	15,862	169,339	16,475	170,103
Class I	30,929	330,530	32,150	332,472
	1,618,733	17,258,710	918,602	9,480,453
Shares redeemed:
Class A	(289,992)	(3,096,842)	(1,159,579)	(11,960,734)
Class B	(19,284)	(201,387)	(28,727)	(294,506)
Class B – automatic conversion to Class A Shares	(26,907)	(294,887)	(7,574)	(78,612)
Class C	(81,396)	(865,626)	(171,121)	(1,747,642)
Class I	(219,423)	(2,358,139)	(267,760)	(2,785,881)
	(637,002)	(6,816,881)	(1,634,761)	(16,867,375)
Net increase (decrease)	981,731	$10,441,829	(716,159)	$(7,386,922)

	Colorado
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares issued from reorganization (1)
Class A	1,412,262	$14,867,978	—	$—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	3,945,657	41,440,451	—	—
Shares sold:
Class A	1,015,441	10,413,768	335,384	3,325,455
Class A – automatic conversion of Class B Shares	1,316	13,414	6,647	64,153
Class B	4,322	45,241	799	8,007
Class C	312,803	3,226,538	301,691	3,003,692
Class I	632,518	6,608,374	317,020	3,126,276
Shares issued to shareholders due to reinvestment of distributions:
Class A	104,859	1,083,218	82,156	815,391
Class B	977	10,063	1,489	14,800
Class C	23,944	246,114	20,247	200,018
Class I	26,158	270,292	16,775	166,001
	7,480,257	78,225,451	1,082,208	10,723,793
Shares redeemed:
Class A	(452,961)	(4,656,311)	(556,088)	(5,546,848)
Class B	(7,246)	(74,765)	(29,034)	(282,855)
Class B – automatic conversion to Class A Shares	(1,315)	(13,414)	(6,647)	(64,153)
Class C	(135,724)	(1,384,094)	(315,505)	(3,100,526)
Class I	(257,889)	(2,706,119)	(132,144)	(1,297,372)
	(855,135)	(8,834,703)	(1,039,418)	(10,291,754)
Net increase (decrease)	6,625,122	$69,390,748	42,790	$432,039
(1)	Refer to Footnote 8 – Fund Reorganization for further details.

54	Nuveen Investments

	New Mexico
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	427,754	$4,536,900	558,738	$5,711,028
Class A – automatic conversion of Class B Shares	58,748	622,524	48,739	485,646
Class B	17	177	160	1,653
Class C	648,081	6,875,791	760,003	7,846,726
Class I	555,353	5,899,462	493,803	5,045,389
Shares issued to shareholders due to reinvestment of distributions:
Class A	131,780	1,388,576	151,041	1,542,344
Class B	695	7,244	2,658	27,249
Class C	37,624	397,535	35,343	360,997
Class I	8,247	87,509	7,561	77,637
	1,868,299	19,815,718	2,058,046	21,098,669
Shares redeemed:
Class A	(577,797)	(6,033,489)	(1,049,642)	(10,593,213)
Class B	(15,000)	(156,922)	(59,869)	(613,797)
Class B – automatic conversion to Class A Shares	(58,748)	(622,524)	(48,739)	(485,646)
Class C	(246,453)	(2,577,820)	(345,727)	(3,533,897)
Class I	(94,051)	(998,390)	(194,170)	(1,963,171)
	(992,049)	(10,389,145)	(1,698,147)	(17,189,724)
Net increase (decrease)	876,250	$9,426,573	359,899	$3,908,945

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2012, were as follows:

	Arizona	Colorado	New Mexico
Purchases	$11,776,265	$67,440,922	$19,187,396
Sales and maturities	2,776,060	3,028,094	12,445,000

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Arizona	Colorado	New Mexico
Cost of investments	$66,888,504	$107,522,814	$82,883,558
Gross unrealized:
Appreciation	$5,588,265	$10,021,307	$6,342,401
Depreciation	(74,643)	(347,904)	(44,687)
Net unrealized appreciation (depreciation) of investments	$5,513,622	$9,673,403	$6,297,714

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and nondeductible reorganization expenses, resulted in reclassifications among the Funds’ components of net assets at May 31, 2012, the Funds’ tax year end, as follows:

	Arizona	Colorado	New Mexico
Capital paid-in	$96	$(150,466)	$(52,434)
Undistributed (Over-distribution of) net investment income	(233)	4,343	(1,891)
Accumulated net realized gain (loss)	137	146,123	54,325

Nuveen Investments	55

Notes to Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2012, the Funds’ tax year end, were as follows:

	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income*	$249,166	$337,287	$161,061
Undistributed net ordinary income**	304	64	—
Undistributed net long-term capital gains	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2012 through May 31, 2012, and paid on June 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2012 and May 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income***	$2,749,339	$2,439,179	$2,926,256
Distributions from net ordinary income**	—	—	—
Distributions from net long-term capital gains	—	—	—

2011	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$2,784,799	$1,859,209	$3,060,355
Distributions from net ordinary income**	—	—	—
Distributions from net long-term capital gains	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2012, as Exempt Interest Dividends.

At May 31, 2012, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Arizona	Colorado*	New Mexico
Expiration:
May 31, 2016	$—	$251,245	$—
May 31, 2017	—	214,504	57,864
May 31, 2018	1,053,409	—	—
Total	$1,053,409	$465,749	$57,864
*	A portion of Colorado’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

During the Funds’ tax year ended May 31, 2012, the following Funds utilized capital loss carryforwards as follows:

	Colorado	New Mexico
Utilized capital loss carryforwards	$51,896	$109,100

At May 31, 2012, the Funds’ tax year end, $145,591 and $52,434, respectively, of Colorado’s and New Mexico’s capital loss carryforward expired.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Arizona
Post-enactment losses:
Short-term Long-term	$	— 846,306

56	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2012, the complex-level fee rate was .1735% for Arizona and New Mexico and .1856% for Colorado.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

In connection with the reorganization of the Nuveen Colorado Tax Free Fund (“Colorado Tax Free”) into Colorado (the “Reorganization”), (as described in Footnote 8 – Fund Reorganization), effective after the close of business on March 9, 2012, the Adviser has agreed to limit total management fees of Colorado to .53% for a period of twelve months following the closing date of the Reorganization.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended May 31, 2012, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Arizona	Colorado	New Mexico
Sales charges collected (Unaudited)	$110,567	$121,944	$88,855
Paid to financial intermediaries (Unaudited)	97,403	113,219	76,574

Nuveen Investments	57

Notes to Financial Statements (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Arizona	Colorado	New Mexico
Commission advances (Unaudited)	$41,519	$92,301	$76,518

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Arizona	Colorado	New Mexico
12b-1 fees retained (Unaudited)	$13,936	$20,623	$40,001

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2012, as follows:

	Arizona	Colorado	New Mexico
CDSC retained (Unaudited)	$1,126	$1,022	$3,120

8. Fund Reorganization

During the current fiscal period, the Colorado Tax Free was reorganized into Colorado. Colorado Tax Free is the “Acquired Fund.” Colorado is the “Acquiring Fund.”

The Adviser proposed the Reorganization of the Acquired Fund into the Acquiring Fund, as well as a number of other fund reorganizations between funds with similar investment objectives and policies, as part of an initiative to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies. The Acquired Fund’s Board of Trustees has determined that the Reorganization was in the best interest of the Acquired Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization. The Board of Trustees unanimously approved the Reorganization on September 20, 2011.

A special meeting of Colorado Tax Free’s shareholders was held on February 16, 2012, for the purpose of voting on the Reorganization, at which time, the Reorganization was approved. The Reorganization was consummated at the close of business on March 9, 2012.

Upon consummation of the Acquired Fund’s Reorganization, the Acquired Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for the Acquiring Fund’s shares of equal value. The Acquiring Fund’s shares were then distributed to the Acquired Fund’s shareholders and the Acquired Fund was terminated. As a result of the Reorganization, the Acquired Fund’s shareholders became shareholders of the Acquiring Fund and the Acquired Fund’s shareholders received the Acquiring Fund’s shares with a total value equal to the total value of its Acquired Fund’s shares immediately prior to the closing of its Reorganization.

The Reorganization was structured to qualify as tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Acquired Fund’s shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. Prior to the closing of the Reorganization, the Acquired Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Fund’s shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Fund as of the date of its Reorganization was as follows:

Colorado Tax Free
Cost of investments	$50,579,732
Fair value of investments	55,805,497
Unrealized appreciation (depreciation) of investments	5,225,765

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

58	Nuveen Investments

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per share immediately before and after the Reorganization are as follows:

Acquired Fund – Prior to Reorganization	Shares Outstanding	Net Assets	NAV per Share
Colorado Tax Free
Class A Shares	1,165,039	$12,479,625	$10.71
Class C1 Shares	223,603	2,388,353	10.68
Class I Shares	3,858,263	41,440,451	10.74

Acquiring Fund – Prior to Reorganization	Shares Outstanding	Net Assets	NAV per Share
Colorado
Class A Shares	3,498,854	$36,835,142	$10.53
Class B Shares	32,202	339,093	10.53
Class C Shares	1,018,053	10,685,991	10.50
Class I Shares	749,443	7,871,281	10.50

Acquiring Fund – Post Reorganization	Shares Outstanding	Net Assets	NAV per Share
Colorado
Class A Shares	4,911,116	$51,703,120	$10.53
Class B Shares	32,202	339,093	10.53
Class C Shares	1,018,053	10,685,991	10.50
Class I Shares	4,695,100	49,311,731	10.50

The beginning of the Acquired Fund’s current fiscal period was June 1, 2011.

Assuming the Reorganization had been completed on June 1, 2011, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the Acquired Fund for the period June 1, 2012 through March 9, 2012, the Fund’s Reorganization date, are as follows:

Colorado Tax Free
Net investment income (loss)	$(36,740)
Net realized and unrealized gains (losses)	5,338,911
Change in net assets resulting from operations	3,855,169

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Statement of Operations since the Reorganization was consummated.

In connection with the Reorganization, the Acquiring Fund has accrued for certain associated costs and expenses. Such amounts are included as components of “Accrued other expense” on the Statement of Assets and Liabilities and “Reorganization expense” on the Statement of Operations.

9. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	59

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	222
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	222
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	222
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	222
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	222
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	222
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	222

60	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	222
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	222

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	222
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	222
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	222

Nuveen Investments	61

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	222
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	222
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	222
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	222
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	222
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	222
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	222

62	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	100

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	63

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the

64	Nuveen Investments

Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Nuveen New Mexico Municipal Bond Fund (the “New Mexico Fund”) was classified as having significant differences from such Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Nuveen Investments	65

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Arizona Municipal Bond Fund and the Nuveen Colorado Municipal Bond Fund had satisfactory performance compared to their peers, performing in the second or third quartile over various periods. With respect to the New Mexico Fund which, as noted above, had significant differences with its Performance Peer Group, the Independent Board Members considered the performance of such Fund compared to its benchmark and noted that such Fund’s performance was similar to or matched that of its benchmark for the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that each Fund had net management fees slightly higher or higher than the peer average but net expense ratios below or in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board

66	Nuveen Investments

Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by

Nuveen Investments	67

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

68	Nuveen Investments

Notes

Nuveen Investments	69

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Arizona Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Arizona Municipal Debt Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Colorado Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Colorado Municipal Debt Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) Arizona Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Arizona municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Standard & Poor’s (S&P) Colorado Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Colorado municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) New Mexico Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Mexico municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

70	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	71

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS2-0512P

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Maryland Municipal Bond Fund	NMDAX	NBMDX	NMDCX	NMMDX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	FPMMX	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	NFVBX	FVACX	NMVAX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio managers Thomas Spalding, CFA, and Paul Brennan, CFA, review economic and municipal market conditions at the national and state levels, key investment strategies and the performance of the Nuveen Maryland Municipal Bond Fund, the Nuveen Pennsylvania Municipal Bond Fund and the Nuveen Virginia Municipal Bond Fund. Tom, who has 37 years of investment experience, has managed the Maryland and Virginia Funds since 2011. Paul, with 21 years of investment experience, has managed the Pennsylvania Fund since 2011.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ending May 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained moderate. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its June 2012 meeting (following the end of this reporting period), the central bank affirmed its opinion that economic conditions would likely warrant keeping the Fed Funds rate at “exceptionally low levels” at least through late 2014. The Fed also announced that it would extend its program to lengthen the average maturity of its holdings of U.S. Treasury securities by purchasing another $267 billion of these securities (in addition to the $400 billion originally announced in September 2011) with remaining maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed has now extended through the end of December 2012, are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the first quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking eleven consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 1.7% year-over-year as of May 2012, the lowest twelve-month rate of change since February 2011, while the core CPI (which excludes food and energy) increased 2.3% during the period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to be slow to improve, with national unemployment registering 8.2% in May 2012, down from 9.0% in May 2011 but a slight uptick from the 8.1% reading in April 2012. The housing market remained the major weak spot in the economy,

Nuveen Investments	5

beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended April 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 1.9%, as housing prices remained at the lowest levels since early 2003, down approximately 34% from their 2006 peak. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

Municipal bond prices generally rallied during this period, amid strong demand and tight supply. Although the availability of tax-exempt supply improved in recent months, the pattern of new issuance remained light compared with long-term historical trends. This served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities, especially at the longer end of the municipal yield curve. The depressed level of municipal bond issuance during the first part of this period was due in part to the lingering effects of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance into 2010 in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity. In recent months, we have seen an increasing number of borrowers come to market seeking to take advantage of the current rate environment by calling existing debt and refinancing at lower rates.

Over the twelve months ended May 31, 2012, municipal bond issuance nationwide totaled $357.4 billion, an increase of 2.7% compared with issuance during the twelve-month period ended May 31, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

What type of economic environment did the states profiled in this report experience?

The recession in Maryland was less severe than in many other states, as the state’s credit profile remained relatively strong due to historically sound fiscal management and a diverse economy. However, Maryland’s recent pace of recovery has lagged the nation. In 2011, Maryland’s economy expanded at a rate of 0.9%, compared with the national average of 1.5%, ranking Maryland 30th in the nation in terms of GDP growth by state. Professional, scientific and technical services were the leading contributors to Maryland’s 2011 growth. As of May 2012, Maryland’s unemployment rate was 6.8%, down from 7.1% in May 2011 and below the recent peak of 8.0% in early 2010. While well below the national average of 8.2% for May 2012, this rate has been ticking upward since February 2012, when it stood at 6.5%. Employment in the transportation and financial services sectors continued to decline, and manufacturing, which has lost 20,000 jobs in the state since 2007, continued to shed workers. With Maryland’s proximity to Washington D.C., the state remained vulnerable to federal cost cutting and reductions in government employment, which represented 20% of

6	Nuveen Investments

jobs in the state versus the national average of 17%. The state’s largest employer was Fort George G. Meade, with more than 44,000 workers. Maryland has one of the nation’s best educated workforces, which has facilitated the development of advanced technology and the growth of public and private research facilities. Combined with the influence of the government sector and the presence of 56 universities, this has made Maryland a center for national security and medical and biomedical research. On the fiscal front, Maryland’s $35 billion state budget for fiscal 2013, which was adopted in May 2012, provided for $15 billion in general fund spending and included a 0.25% income tax hike on higher income residents. As of May 2012, Moody’s and S&P rated Maryland general obligation debt at Aaa with a negative outlook and AAA with a stable outlook, respectively. During the twelve months ended May 31, 2012, municipal issuance in the state totaled $6.2 billion, up 26% from the previous twelve-month period.

During this period, Pennsylvania’s economic recovery continued, but remained somewhat tenuous. In 2011, the commonwealth’s economy expanded at a rate of 1.2%, compared with the national growth rate of 1.5%, which ranked Pennsylvania 22nd in terms of GDP growth by state. According to Moody’s, education and health services remained Pennsylvania’s largest employment sector. Manufacturing represented another 10% of employment, down from previous levels. In May 2012, the unemployment rate in Pennsylvania was 7.4%, the lowest since February 2009, down from 8.0% in May 2011. During the balance of 2012, Pennsylvania’s $27.1 billion general fund budget for fiscal 2012, which was enacted in June 2011, was balanced through cuts in K-12 education aid and higher education funding and included tuition increases for state universities. The proposed fiscal 2013 state budget, introduced in February 2012, was in line with the 2012 budget and included no new taxes. The budget proposal contained costs by consolidating various human services programs and streamlining economic development programs. Although Pennsylvania has a history of relatively conservative debt management practices, the commonwealth was slated to increase state pension funding, which could put additional pressure on its fiscal condition. As of May 2012, Pennsylvania’s general obligation debt continued to hold credit quality ratings of Aa1 with a negative outlook from Moody’s and AA with a stable outlook from S&P. For the twelve months ended May 31, 2012, $13.8 billion in municipal bonds were issued in the commonwealth, a decline of 4.5% from the previous twelve months.

Virginia’s progress toward full recovery has been modest. For 2011, Virginia posted GDP growth of 0.3%, compared with the national GDP of 1.5% for 2011, which ranked Virginia 40th in economic growth by state. However, signs pointed to a relatively healthy economy. Between May 2011 and May 2012, unemployment in the commonwealth fell from 6.2% to 5.6%, its lowest point since December 2008. This rate, which was well below the national average of 8.2%, placed Virginia among the ten states with the lowest jobless rates for May 2012. Employment in Virginia was led by the government, professional and business services, education, health care and retail trade sectors, which make up more than 60% of the commonwealth’s job base. In addition, Virginia continued to serve as a center for research and development facilities, with Richmond, Charlottesville and Northern Virginia forming a research triangle. In recent months, home prices in the Virginia area have risen. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, the Washington D.C. area posted a 1.6% gain for the twelve months

Nuveen Investments	7

ended April 2012 (most recent data available at the time this report was prepared), compared with a 1.9% decline in home prices nationally. Virginia’s $85 billion biennium budget for fiscal 2013 and 2014, which was introduced in December 2011 and signed into law in May 2012, included $34.5 billion in general fund spending, with several fee increases and cuts to various state services and programs. In March 2012, Virginia passed a wide-ranging pension reform measure that required full funding of the Virginia retirement system within eight years, altered benefits and contribution rates, and established a hybrid defined benefit/defined contribution plan for new employees. As of May 2012, Moody’s and S&P rated Virginia general obligation debt at Aaa with a negative outlook and AAA with a stable outlook, respectively. During the twelve months ended May 31, 2012, issuance in Virginia totaled $8.7 billion, an increase of 36% from the previous twelve months.

How did the Funds perform during the twelve-month period ending May 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and ten-year periods ending May 31, 2012. Each Fund’s total returns are compared with the performance of each Fund’s benchmark index and their appropriate Lipper classification average.

During the past twelve months, the Class A Shares at net asset value of the Maryland, Pennsylvania and Virginia Funds outperformed the S&P Municipal Bond Index, their corresponding state-specific S&P Index and their respective Lipper classification average.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics as used in the past. Nuveen municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Maryland and Virginia Municipal Bond Funds

The Nuveen Maryland Municipal Bond Fund’s outperformance of the S&P Municipal Bond Index was mostly attributable to helpful credit quality positioning. Given investors’ willingness to take on added credit risk in exchange for more income, bonds with lower credit ratings outperformed their higher rated counterparts during the twelve-month period. Compared with the national index, the Fund benefited from its greater exposure to BBB-rated and non-rated bonds, while its underweighting in the high grade segments of the market, bonds with AAA and AA credit ratings, further added to results.

Another positive factor was the Fund’s duration, or interest rate stance. In the declining interest rate environment of the past twelve months, longer duration securities benefited more than shorter duration issues. Accordingly, the Fund was overweight in bonds with relatively long maturities which proved helpful, as did an underweighting in securities with durations of four to six years, a category that did not fare as well. Tempering this duration

8	Nuveen Investments

related outperformance, however, was our position in a few pre-refunded bonds, which were laggards owing to their very short maturities and high degree of credit quality.

In contrast, the Fund’s sector positioning detracted from performance. For example, the portfolio was overweight in housing bonds, which hampered results given the category’s challenges amid low interest rates. An underweighting in the transportation sector also hindered relative performance, as did the utilities sector, a positive performing group to which we lacked substantial exposure compared with the national market because of limited Maryland issuance in this category. Other sector positionings worked out more favorably, including an underweighting in general obligation (GO) bonds and overweightings in health care and tobacco bonds.

From the beginning of the reporting period through early 2012, we actively added U.S. territorial bonds to the portfolio, especially from Puerto Rico, whose issuance came to market at attractive prices and which generally performed well throughout the period. New purchases included some lower rated Puerto Rico tobacco bonds. As zero coupon bonds, these securities do not pay interest but were issued at a steep discount to their par value, making them especially long in duration. We also added lower rated, longer maturity Puerto Rico sales tax bonds, which we believed offered good value for our shareholders. Bonds issued by U.S. territories are generally fully tax exempt for residents of all 50 states.

We also invested selectively within Maryland, adding, a moderately sized position in Baltimore Convention Center hotel revenue bonds and an in-state hospital bond issue late in the period. In addition, we bought a variety of high quality, shorter maturity bonds. These purchases were not representative of our general approach, as we typically preferred to add longer dated bonds. However, by purchasing these short dated issues, we were able to keep the Fund fully invested in highly liquid securities that serve as placeholders until other bonds better meeting our management criteria become available. The majority of the funding for our new purchases came from bond calls.

The Nuveen Virginia Municipal Bond Fund’s performance compared favorably to the S&P Index, primarily from advantageous duration positioning, especially being overweight in bonds with durations of twelve years and longer. Our substantial investment in these longer dated bonds, which were situated to gain the most from declining interest rates, was a significant positive.

A lesser benefit for the Fund’s performance was its credit rating allocation. An elevated allocation to BBB-rated and non-rated debt proved valuable, given those categories’ outperformance of their higher rated counterparts. The Fund’s corresponding underweighting in high quality bonds with AAA and AA credit ratings further added to results.

The Fund’s sector allocation also performed well versus the index, being overweight in the health care and transportation sectors which contributed to favorable performance. In the latter group, a position in a bond issue for the Dulles Toll Road performed well as a result of investors’ demand for securities offering relatively high yields. In contrast, the Fund was overweight in the housing bond sector, a group that predictably lagged in a falling interest rate environment, as the risk of mortgage bond prepayments rises when rates decline and threatens to cut off the bonds’ income stream.

Nuveen Investments	9

Our approach to managing the Virginia Fund was very similar to that of the Maryland Fund. We generally found better purchase opportunities between the beginning of the reporting period and early in the new year, and accordingly we were more active in buying bonds during that time. New purchases of note for the Virginia portfolio included Washington Metropolitan D.C. Airport bonds, Greater Richmond Convention Center hotel tax bonds and Puerto Rico zero coupon bonds. These were typical of the types of securities we were ideally looking to add, featuring mid- to lower investment grade credit ratings and maturities of 20 years or longer. At the same time, the Fund maintained its fully invested posture by periodically buying high quality, shorter dated Virginia securities that functioned as placeholders until we found more desirable bonds to add to the portfolio.

To fund these new purchases, we primarily used the proceeds of bond calls as well as new investments coming from shareholders during the period. While sales activity was limited, we did sell a few short dated, high quality bond positions in the portfolio due to their limited performance potential, allowing us to reinvest the proceeds in other parts of the market where we were finding superior value opportunities.

Nuveen Pennsylvania Municipal Bond Fund

The Nuveen Pennsylvania Municipal Bond Fund’s outperformance of the S&P Municipal Bond Index was driven mainly by its favorable duration, or interest rate positioning, throughout the twelve-month period. During that time, we saw a substantial drop in interest rates. The Fund’s relatively long duration compared to the index meant the portfolio was more sensitive to the beneficial effects of falling rates, and this stance helped lift our results more than any other factor.

Also adding to the Fund’s performance on a relative basis was our credit quality allocation. Throughout the reporting period, investors’ search for added income in a low interest rate environment prompted them to take on the additional credit risk that typically accompanies higher yields. In this environment, lower rated bonds benefited from strong demand, and the portfolio’s significant exposure to BBB-rated and A-rated bonds was a positive factor. Similarly, the Fund’s relative underexposure to the two highest credit rating categories, AAA and AA, further added to our results, as these types of bonds did not perform as strongly as their lower rated counterparts.

On a sector basis, the Fund saw solid returns from its allocation to health care bonds, as well as from various tax supported bonds and transportation issues in the portfolio. While most sectors enjoyed good performance in this favorable reporting period, our allocation to pre-refunded bonds lagged in relative terms. These bonds did not benefit from declining interest rates and narrowing credit spreads to the same extent as other fixed income securities, due to their very short durations and high credit quality.

In terms of management changes to the portfolio, it was a relatively quiet twelve months, with no large shifts in the Fund’s sector weightings. We liked the Fund’s structure going into the period and saw little need to make major changes in terms of the Fund’s diversification, duration or credit quality exposure.

New purchases often emphasized essential service bonds, securities that fund projects we deem as essential to the communities they serve. We regularly favor these types of bonds because we believe their local importance can make them likely to meet their financial

10	Nuveen Investments

obligations, even during difficult economic times. We purchased a number of health care issues in a range of credit ratings, taking advantage of periodic opportunities to add bonds offering good income at attractive prices.

In addition, we invested in several general obligation bond issues, including an A1-rated issue for the City of Pittsburgh. Among higher education bonds, we added well priced A-rated securities of Pennsylvania College of Technology, a subsidiary of Pennsylvania State University. When possible, we bought bonds with maturities of 15 years or longer to preserve the Fund’s interest rate sensitivity somewhat longer than that of the benchmark. To finance our purchase activity, we generally used the proceeds from new shareholder investments into the Fund as well as bond calls and maturities, and we engaged in only very modest selling activity.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

The Class A, B, C Shares of the Nuveen Maryland Municipal Bond Fund experienced one monthly dividend increase and one monthly dividend reduction, while the Class I Shares experienced two monthly dividend increases and one monthly reduction. Share Classes A, C and I of the Pennsylvania Municipal Bond Fund remained stable, while Share Class B experienced one monthly reduction. All share classes of the Nuveen Virginia Municipal Bond Fund experienced two monthly dividend decreases throughout the twelve-month period ending May 31, 2012.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2012, all three Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

Nuveen Investments	11

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12	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Maryland Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.27%	5.47%	5.13%
Class A Shares at maximum Offering Price	6.58%	4.57%	4.67%
Standard & Poor’s (S&P) Maryland Municipal Bond Index*	8.59%	5.33%	5.14%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Maryland Municipal Debt Funds Classification Average*	10.69%	4.32%	4.37%

Class B Shares w/o CDSC	10.37%	4.66%	4.49%
Class B Shares w/CDSC	6.37%	4.49%	4.49%
Class C Shares	10.59%	4.88%	4.54%
Class I Shares	11.37%	5.67%	5.33%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	10.52%	5.66%	5.02%
Class A Shares at maximum Offering Price	5.88%	4.76%	4.57%
Class B Shares w/o CDSC	9.63%	4.86%	4.40%
Class B Shares w/CDSC	5.63%	4.70%	4.40%
Class C Shares	9.85%	5.06%	4.44%
Class I Shares	10.63%	5.85%	5.22%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class B Shares	1.59%
Class C Shares	1.39%
Class I Shares	0.64%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Pennsylvania Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.96%	5.47%	5.14%
Class A Shares at maximum Offering Price	7.27%	4.56%	4.69%
Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index*	10.33%	5.63%	5.46%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Pennsylvania Municipal Debt Funds Classification Average*	11.35%	4.56%	4.58%

Class B Shares w/o CDSC	11.14%	4.69%	4.52%
Class B Shares w/CDSC	7.14%	4.52%	4.52%
Class C Shares	11.39%	4.90%	4.57%
Class I Shares	12.20%	5.68%	5.35%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.32%	5.58%	5.02%
Class A Shares at maximum Offering Price	6.66%	4.68%	4.57%
Class B Shares w/o CDSC	10.50%	4.82%	4.40%
Class B Shares w/CDSC	6.50%	4.65%	4.40%
Class C Shares	10.75%	5.03%	4.46%
Class I Shares	11.54%	5.81%	5.24%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class B Shares	1.57%
Class C Shares	1.37%
Class I Shares	0.62%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Virginia Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	10.91%	5.42%	5.20%
Class A Shares at maximum Offering Price	6.24%	4.53%	4.75%
Standard & Poor’s (S&P) Virginia Municipal Bond Index*	8.53%	5.02%	5.16%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Virginia Municipal Debt Funds Classification Average*	10.12%	3.90%	4.38%

Class B Shares w/o CDSC	10.01%	4.63%	4.60%
Class B Shares w/CDSC	6.01%	4.46%	4.60%
Class C Shares	10.32%	4.85%	4.64%
Class I Shares	11.13%	5.64%	5.42%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	10.24%	5.58%	5.12%
Class A Shares at maximum Offering Price	5.62%	4.67%	4.67%
Class B Shares w/o CDSC	9.35%	4.79%	4.50%
Class B Shares w/CDSC	5.35%	4.62%	4.50%
Class C Shares	9.57%	4.99%	4.54%
Class I Shares	10.37%	5.78%	5.32%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.81%
Class B Shares	1.56%
Class C Shares	1.36%
Class I Shares	0.61%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Yields as of May 31, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Maryland Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[4]	3.66%	2.60%	3.80%
Class B Shares	3.12%	1.97%	2.88%
Class C Shares	3.29%	2.18%	3.19%
Class I Shares	4.03%	2.91%	4.25%

Nuveen Pennsylvania Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[4]	3.75%	2.53%	3.62%
Class B Shares	3.15%	2.10%	3.01%
Class C Shares	3.38%	2.10%	3.01%
Class I Shares	4.09%	2.84%	4.07%

Nuveen Virginia Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[4]	3.43%	2.42%	3.56%
Class B Shares	2.86%	1.77%	2.61%
Class C Shares	3.06%	1.98%	2.92%
Class I Shares	3.76%	2.73%	4.02%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30.2%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

4	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

20	Nuveen Investments

Holding Summaries as of May 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Maryland Municipal Bond Fund

Bond Credit Quality1

Nuveen Pennsylvania Municipal Bond Fund

Bond Credit Quality1

Nuveen Virginia Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Health Care	22.1%
Tax Obligation/Limited	20.4%
Tax Obligation/General	12.2%
Education and Civic Organizations	7.2%
U.S. Guaranteed	6.9%
Housing/Single Family	6.1%
Industrials	4.7%
Long-Term Care	4.5%
Housing/Multifamily	3.6%
Other	12.3%

Portfolio Composition[1]
Tax Obligation/General	22.2%
Health Care	20.4%
Education and Civic Organizations	13.9%
Water and Sewer	10.2%
Tax Obligation/Limited	8.5%
Transportation	6.9%
U.S. Guaranteed	6.0%
Other	11.9%

Portfolio Composition[1]
Tax Obligation/Limited	26.5%
Transportation	17.2%
Health Care	15.2%
U.S. Guaranteed	8.1%
Education and Civic Organizations	6.4%
Long-Term Care	4.9%
Tax Obligation/General	4.6%
Housing/Single Family	4.5%
Other	12.6%

1	As a percentage of total investments, as of May 31, 2012. Holdings are subject to change.

Nuveen Investments	21

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Maryland Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,062.90	$1,059.10	$1,060.20	$1,064.00	$1,020.70	$1,016.95	$1,017.95	$1,021.70
Expenses Incurred During Period	$4.44	$8.29	$7.26	$3.41	$4.34	$8.12	$7.11	$3.34

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.61%, 1.41% and .66% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Pennsylvania Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,066.70	$1,062.90	$1,064.10	$1,067.90	$1,020.80	$1,017.05	$1,018.05	$1,021.80
Expenses Incurred During Period	$4.34	$8.20	$7.17	$3.31	$4.24	$8.02	$7.01	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Virginia Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,061.60	$1,057.90	$1,059.80	$1,063.70	$1,020.90	$1,017.15	$1,018.15	$1,021.85
Expenses Incurred During Period	$4.23	$8.08	$7.05	$3.25	$4.14	$7.92	$6.91	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.37% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

22	Nuveen Investments

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereinafter referred to as the “Funds”) at May 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 26, 2012

Nuveen Investments	23

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 3.4%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$845	5.000%, 9/01/15 – SYNCORA GTY Insured	No Opt. Call	BB+	$881,200
120	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	BB+	122,832
4,735	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	4,765,018

35	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.250%, 9/01/22 – SYNCORA GTY Insured	9/16 at 100.00	BB+	36,044

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	669,810
6,735	Total Consumer Discretionary			6,474,904
	Consumer Staples – 3.3%

15,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	1,073,550

3,370	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/12 at 100.00	BBB+	3,363,597

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	11/12 at 100.00	A3	111,738

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,749,060
19,995	Total Consumer Staples			6,297,945
	Education and Civic Organizations – 7.1%

1,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	1,033,120

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	607,825

645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	661,319

255	Maryland Health and Higher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB	264,652

500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	7/12 at 100.00	BBB–	500,130

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000:
250	5.250%, 7/01/25 – AGM Insured	1/13 at 100.00	AA–	252,020
500	5.250%, 7/01/30 – AGM Insured	1/13 at 100.00	AA–	503,260

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	641,481

1,870	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,956,151

	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A:
705	5.500%, 5/01/20	5/15 at 100.00	N/R	734,998
500	6.000%, 5/01/35	5/15 at 100.00	N/R	515,850

815	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	AA	886,557

550	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/13 at 100.00	Aa3	573,304

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,500	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	Aa3	$1,849,830

1,100	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA+	1,265,418

1,250	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	1,214,763
12,690	Total Education and Civic Organizations			13,460,678
	Health Care – 21.7%

675	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2006A, 5.000%, 7/01/36	7/16 at 100.00	A	698,247

895	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	964,846

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	705,925

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39	7/19 at 100.00	A–	2,394,180

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/32	7/19 at 100.00	A–	1,076,770

820	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A	842,755

725	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	745,025

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A3	1,009,490
475	5.000%, 7/01/37	7/22 at 100.00	A3	509,799

2,805	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	2,681,356

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	958,864

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	800,216

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	7/12 at 100.00	A+	2,006,940

1,785	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,801,815

765	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA–	829,665

850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	910,962

2,280	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	2,523,960

900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Cente, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	958,275

Nuveen Investments	25

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Issue, Series 2007A:
$635	5.000%, 7/01/37	7/17 at 100.00	BBB	$647,090
440	5.500%, 7/01/42	7/17 at 100.00	BBB	456,236

1,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,084,566

2,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	2,672,142

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A	802,760

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
1,405	5.000%, 7/01/35	7/15 at 100.00	A	1,443,076
900	5.000%, 7/01/40	7/15 at 100.00	A	920,718

645	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	A2	793,260

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2004B, 5.000%, 7/01/24 – AMBAC Insured	7/13 at 100.00	A	508,105

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Upper Chesapeake Hospitals Issue C, Series 2007, 6.000%, 1/01/38	1/18 at 100.00	Baa1	1,098,370

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
1,500	5.750%, 1/01/33	1/18 at 100.00	BBB	1,594,260
3,385	5.750%, 1/01/38	1/18 at 100.00	BBB	3,570,363
800	6.000%, 1/01/43	1/18 at 100.00	BBB	854,360

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 – NPFG Insured	7/16 at 100.00	BBB	2,059,025

190	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.375%, 7/01/14	7/12 at 100.00	B3	190,122
39,015	Total Health Care			41,113,543
	Housing/Multifamily – 3.5%

500	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)	7/12 at 100.00	Aa2	500,335

775	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)	7/12 at 100.00	Aa2	776,287

1,000	Maryland Community Development Administration, Multifamily Development Revenue Bonds, Auburn Manor, Series 1998A, 5.300%, 10/01/28 (Alternative Minimum Tax)	7/12 at 100.00	Aa2	1,001,020

100	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	76,078

1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A, 6.250%, 10/01/33	10/12 at 101.00	Ba3	1,509,915

600	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001, 5.875%, 7/01/21 – ACA Insured	7/12 at 100.50	N/R	600,804

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$570	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA–	$585,259

1,420	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)	7/12 at 100.00	Aaa	1,421,221

200	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	7/12 at 100.00	Aa2	200,506
6,665	Total Housing/Multifamily			6,671,425
	Housing/Single Family – 6.0%

1,695	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	1,813,938

1,215	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	1,327,971

1,175	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,213,669

1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	1,555,515

980	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)	9/16 at 100.00	Aa2	1,014,565

920	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	932,402

880	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	900,346

1,125	Maryland Community Development Administration, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax)	9/14 at 100.00	Aa2	1,140,266

1,200	Maryland Community Development Administration, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,237,260

210	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	211,466
10,900	Total Housing/Single Family			11,347,398
	Industrials – 4.6%

3,855	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	4,158,309

4,360	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB	4,698,029
8,215	Total Industrials			8,856,338
	Long-Term Care – 4.4%

2,285	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	A–	2,321,834

Nuveen Investments	27

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$950	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB–	$1,050,292

2,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/41	1/21 at 100.00	A	2,935,076

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	1,993,709
7,810	Total Long-Term Care			8,300,911
	Tax Obligation/General – 12.0%

435	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	496,135

400	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	463,740

400	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AAA	462,148

300	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16	No Opt. Call	AAA	349,017

1,500	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA	1,711,440

1,250	Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2007B, 5.000%, 2/15/13	No Opt. Call	AAA	1,292,850

9,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2001, 5.500%, 3/01/15	No Opt. Call	AAA	10,250,008

2,780	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2003A, 5.250%, 3/01/13	No Opt. Call	AAA	2,886,474

1,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	2,050,200

2,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa1	2,768,825
20,365	Total Tax Obligation/General			22,730,837
	Tax Obligation/Limited – 20.0%

300	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	315,498

115	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R	115,245

1,200	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	9/12 at 100.00	BBB	1,203,612

200	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	202,700

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
276	5.600%, 7/01/20 – RAAI Insured	7/12 at 100.00	N/R	276,306
115	5.700%, 7/01/29 – RAAI Insured	7/12 at 100.00	N/R	115,047

	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,850	5.000%, 7/01/30	7/20 at 100.00	A–	2,009,248
2,870	5.000%, 7/01/40	7/20 at 100.00	A–	3,032,959

670	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	745,409

450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	455,022

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	$2,065,963

	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A:
430	5.000%, 9/15/13	9/12 at 100.00	AA+	435,930
650	5.000%, 9/15/16	9/12 at 100.00	AA+	658,554

1,540	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003, 5.000%, 6/15/22	6/13 at 100.00	AA+	1,606,605

500	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.375%, 7/01/20 – RAAI Insured	7/12 at 101.00	A+	506,155

1,000	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – NPFG Insured	6/13 at 100.00	AA+	1,048,050

3,100	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	3,159,365

2,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/30 – AMBAC Insured	No Opt. Call	Baa1	2,180,280

7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	BBB+	1,041,987

2,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+	2,215,700

1,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/12 at 100.00	AA–	1,004,680

1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,691,700

1,400	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	1,499,680

4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,578,554

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
7,500	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	1,495,275
450	5.250%, 8/01/57	8/17 at 100.00	Aa2	475,758

1,500	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.300%, 7/01/35	7/20 at 100.00	A3	1,551,225

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/30 - AGM Insured	No Opt. Call	AA–	1,188,160

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	BBB+	1,053,400
47,706	Total Tax Obligation/Limited			37,928,067
	Transportation – 0.7%

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3	1,125,500

500	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	12/12 at 100.00	N/R	260,935
1,500	Total Transportation			1,386,435
	U.S. Guaranteed – 6.8% (5)

865	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (5)	1,067,419

1,250	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2002, 5.000%, 11/01/21 (Pre-refunded 11/01/12)	11/12 at 101.00	Aaa	1,287,750

Nuveen Investments	29

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$420	Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds, Shady Grove Adventist Nursing and Rehabilitation Center, Series 1995, 6.500%, 9/01/12 – AGM Insured (ETM)	No Opt. Call	AA– (5)	$426,283

650	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/15 (Pre-refunded 5/01/14)	5/14 at 100.00	AAA	707,317

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002:
500	6.000%, 7/01/20 (Pre-refunded 7/02/12)	7/12 at 100.00	A3 (5)	502,490
1,500	5.800%, 7/01/32 (Pre-refunded 7/02/12)	7/12 at 100.00	A3 (5)	1,507,200

600	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34 (Pre-refunded 7/01/12)	7/12 at 100.00	A (5)	602,388

1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	2,008,105

525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (5)	576,009

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	A (5)	502,410

940	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA	1,061,429

2,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18 (Pre-refunded 10/01/13)	10/13 at 100.00	AAA	2,127,620

500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	568,715
11,860	Total U.S. Guaranteed			12,945,135
	Utilities – 2.2%

2,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Series 2006, 6.200%, 9/01/22	3/19 at 100.00	A	3,050,650

1,060	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/12 at 100.00	N/R	1,066,021
3,560	Total Utilities			4,116,671
	Water and Sewer – 2.4%

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A:
500	5.375%, 7/01/34	7/19 at 100.00	AA–	573,370
1,020	5.750%, 7/01/39	7/19 at 100.00	AA–	1,191,748

855	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	948,340

1,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/25 – AGM Insured	7/17 at 100.00	AA	1,152,400

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	811,923
4,135	Total Water and Sewer			4,677,781
$201,151	Total Investments (cost $174,245,521) – 98.1%			186,308,068
	Other Assets Less Liabilities – 1.9%			3,531,165
	Net Assets – 100%			$189,839,233

30	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.1%

$220	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$270,681
	Education and Civic Organizations – 13.2%

750	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 5.500%, 5/01/15	No Opt. Call	Baa3	795,503

2,500	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 5.900%, 10/15/28	10/18 at 100.00	Baa3	2,653,500

1,445	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	1,490,387

1,000	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2009H-H1, 5.000%, 11/01/39	11/19 at 100.00	A+	1,103,050

920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern Univsersity, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	871,084

370	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.250%, 10/01/38	10/18 at 100.00	BBB	397,928

1,250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010, 5.250%, 10/01/31	10/20 at 100.00	BBB	1,348,250

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
800	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	877,584
330	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	359,763

1,000	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003, 5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	A1	1,042,330

375	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	377,419

1,280	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Mercyhurst College Project, Series 2008, 5.500%, 3/15/38	9/18 at 100.00	BBB	1,359,053

2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania - Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	2,011,200

1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,158,310

1,500	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB+	1,522,350

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010:
330	5.250%, 4/01/30	4/20 at 100.00	BBB+	353,249
220	5.625%, 4/01/40	4/20 at 100.00	BBB+	238,971

2,500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/26 – NPFG Insured	8/15 at 100.00	A1	2,668,125

165	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	168,622

3,090	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	3,457,061

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$665	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	$690,589

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	1,067,040

1,205	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2007-GG5, 5.000%, 5/01/27 RAAI Insured	5/17 at 100.00	BBB–	1,247,271

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2003, 5.250%, 5/01/23	5/13 at 100.00	BBB+	1,017,940

1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	1,929,857

1,000	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	AA–	1,093,540

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	1,093,040

1,250	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,289,600

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 6.375%, 11/15/40	11/20 at 100.00	BBB–	1,035,600

500	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/22	4/13 at 100.00	Aa2	519,615

800	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	870,680
34,930	Total Education and Civic Organizations			37,108,511
	Health Care – 19.5%

3,980	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba2	3,567,911

1,400	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/27	5/21 at 100.00	AA–	1,560,804

5,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2006, 5.000%, 11/01/35 – CIFG Insured	5/16 at 100.00	Aa3	5,226,450

2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	2,111,920

2,160	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	2,298,089

4,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2003A, 5.250%, 7/01/32	7/13 at 101.00	A+	4,101,200

750	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	777,218

2,820	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA–	2,993,402

	Lycoming County Athority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009:
1,500	5.500%, 7/01/28	7/19 at 100.00	A–	1,611,225
1,110	5.750%, 7/01/39	7/19 at 100.00	A–	1,203,462

345	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A	359,525

Nuveen Investments	33

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$840	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	$862,016

990	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34	5/19 at 100.00	A+	1,151,132

1,000	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital, Series 2002A, 5.125%, 6/01/27	6/12 at 101.00	A	1,014,740

445	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	492,308

5,750	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	6,053,138

5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health Services, Series 2005B, 5.000%, 8/15/16 – FGIC Insured	8/15 at 100.00	AA–	5,622,048

2,085	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	2,254,615

230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.562%, 7/01/19 (IF)	No Opt. Call	AA	293,275

2,850	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	11/12 at 100.00	BBB–	2,851,967

1,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	7/12 at 100.00	N/R	981,320

1,612	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital,, 5.500%, 7/01/29	7/20 at 100.00	Baa1	1,724,098

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
430	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	433,651
300	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	300,810
1,000	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB–	1,001,750

1,135	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A+	1,318,212

1,225	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	A+	1,293,674

530	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	587,839

425	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	448,562
51,912	Total Health Care			54,496,361
	Housing/Multifamily – 1.7%

650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	BBB–	720,538

1,565	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB+	1,595,518

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	$1,823,508

240	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	237,691

300	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	304,266
4,555	Total Housing/Multifamily			4,681,521
	Housing/Single Family – 2.1%

1,935	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,964,277

650	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	668,896

1,325	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,358,509

1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,315,789

325	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	334,324

135	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21 (Alternative Minimum Tax)	10/12 at 100.00	Aa1	135,323
5,685	Total Housing/Single Family			5,777,118
	Industrials – 0.7%

955	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,054,349

1,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 – AMBAC Insured	7/12 at 101.00	A1	1,013,540
1,955	Total Industrials			2,067,889
	Long-Term Care – 3.7%

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
530	5.750%, 1/01/27	1/17 at 100.00	N/R	534,102
840	5.750%, 1/01/37	1/17 at 100.00	N/R	823,712

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007:
1,000	5.000%, 1/01/27	1/17 at 100.00	BBB+	1,026,290
275	5.000%, 1/01/36	1/17 at 100.00	BBB+	277,679

510	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	525,754

630	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	669,356

	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A:
105	5.125%, 12/15/20	12/14 at 100.00	N/R	106,129
2,320	5.300%, 12/15/26	12/14 at 100.00	N/R	2,333,943

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, ACTS Inc, Series 1998, 5.250%, 11/15/28	11/23 at 100.00	A–	1,000,710

Nuveen Investments	35

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,600	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/14	6/12 at 100.00	BB	$1,601,056

1,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	7/13 at 100.00	Baa1	1,597,617
10,390	Total Long-Term Care			10,496,348
	Materials – 0.2%

560	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	595,566
	Tax Obligation/General – 21.2%

1,225	Bentworth School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 3/15/25 – AGM Insured	3/16 at 100.00	AA–	1,327,116

1,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	1,170,380

5,250	Butler Area School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2008, 5.250%, 10/01/25	10/18 at 100.00	A+	5,948,511

420	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 – NPFG Insured	7/13 at 100.00	Aa2	440,656

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA	2,034,719

950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	A+	1,111,386

1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	BBB	728,327

500	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA–	518,325

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	Aa3	2,800,639

2,195	Montour School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 – NPFG Insured	No Opt. Call	BBB	2,131,082

1,500	Owen J. Roberts School District, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/37	5/18 at 100.00	Aa2	1,610,400

2,000	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D, 5.375%, 2/01/27 – FGIC Insured	8/15 at 100.00	AA–	2,218,100

1,075	Palmyra Area School District, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/20 – SYNCORA GTY Insured	6/14 at 100.00	Aa3	1,160,828

5,000	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 5.000%, 6/01/31 – AGM Insured	12/16 at 100.00	Aa2	5,325,850

3,565	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa2	4,234,507

3,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E, 6.000%, 9/01/38	9/18 at 100.00	Aa2	3,429,330

2,585	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	2,692,820

2,410	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/25	9/22 at 100.00	A1	2,775,501

1,575	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA–	1,797,075

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,500	Reading, Berks County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 11/01/29 – AGM Insured	11/19 at 100.00	Aa3	$2,754,175

2,000	Reading, Pennsylvania, General Obligation Bonds, Series 2008, 6.000%, 11/01/28 – AGM Insured	11/18 at 100.00	Aa3	2,313,040

380	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	BBB	369,303

6,775	Southmoreland School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 4/01/25 – NPFG Insured	4/15 at 100.00	A	7,182,379

2,900	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	3,197,221
58,440	Total Tax Obligation/General			59,271,670
	Tax Obligation/Limited – 8.1%

1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA–	1,611,375

935	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,040,234

1,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – NPFG Insured	9/12 at 100.00	Baa2	940,210

3,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,124,260

2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,746,050

1,335	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA–	1,632,104

1,300	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA–	1,384,032

1,250	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A2	1,397,125

2,420	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–	2,682,159

5,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa1	5,368,648

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2	475,758

360	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A3	413,028
21,050	Total Tax Obligation/Limited			22,814,983
	Transportation – 6.6%

2,480	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	2,690,552

3,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA	3,250,660

4,300	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	4,022,865

2,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	2,034,720

1,900	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	BBB	1,989,927

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Baa3	1,989,740

Nuveen Investments	37

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Alternative Minimum Tax)	1/18 at 100.00	Baa3	$2,093,940

350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Subordinate Lien Series 2003D, 5.375%, 1/01/18	1/13 at 100.00	Ba1	345,790
18,530	Total Transportation			18,418,194
	U.S. Guaranteed – 5.7% (4)

1,550	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital - Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AA+ (4)	1,790,684

4,500	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, Guaranteed County Building Project, Series 2002A, 5.000%, 11/01/29 (Pre-refunded 11/01/12) – NPFG Insured	11/12 at 100.00	A+ (4)	4,590,630

85	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured (ETM)	No Opt. Call	AA– (4)	93,351

1,595	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1995, 6.350%, 1/15/14 – NPFG Insured (ETM)	7/12 at 100.00	BBB (4)	1,645,944

1,320	Delaware County Authority, Pennsylvania, Health Facilities Revenue Bonds, Mercy Health Corporation of Southeastern Pennsylvania Obligation Group, Series 1996, 6.000%, 12/15/26 (ETM)	6/12 at 100.00	Aaa	1,556,214

1,800	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	Aa3 (4)	1,991,808

900	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AA+ (4)	955,539

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
245	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	292,077
440	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	527,006

720	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	902,412

640	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	831,923

260	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	289,474

400	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa	464,788
14,455	Total U.S. Guaranteed			15,931,850
	Utilities – 2.7%

1,875	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	BBB+	1,950,956

3,010	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	7/12 at 100.00	Ba1	3,011,204

1,345	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A–	1,381,423

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	$326,145

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA–	1,034,930
7,545	Total Utilities			7,704,658
	Water and Sewer – 9.8%

1,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1	1,118,110

180	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured	No Opt. Call	AA–	196,589

5,000	Delaware County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Philadelphia Water Company, Series 2001, 5.350%, 10/01/31 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–	5,027,700

3,000	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA–	3,217,230

1,930	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	1,938,917

2,960	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2008, 5.250%, 7/15/31	7/18 at 100.00	N/R	2,674,952

3,000	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–	3,208,140

900	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	997,155

2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2010A, 5.000%, 8/01/30 – AGM Insured	8/20 at 100.00	AA–	2,253,020

1,250	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/32	1/19 at 100.00	A1	1,371,813

940	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	1,022,288

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,217,885

3,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AA–	3,106,470
26,300	Total Water and Sewer			27,350,269
$256,527	Total Investments (cost $246,634,450) – 95.3%			266,985,619
	Other Assets Less Liabilities – 4.7%			13,146,456
	Net Assets – 100%			$280,132,075

Nuveen Investments	39

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2012

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

40	Nuveen Investments

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.2%

	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$450	5.250%, 6/01/32	6/17 at 100.00	BB	$422,955
600	5.625%, 6/01/47	6/17 at 100.00	BB	509,094

19,220	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	12,750,544
20,270	Total Consumer Staples			13,682,593
	Education and Civic Organizations – 6.3%

3,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	3,099,360

1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Dvelopment Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,121,740

2,590	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2010A, 5.000%, 6/01/35	6/20 at 100.00	Aa2	2,923,592

	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003:
300	4.375%, 10/01/13	No Opt. Call	A2	306,180
1,135	5.500%, 10/01/33	10/13 at 101.00	A2	1,171,116

1,570	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	1,709,777

300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/31	9/12 at 100.00	BBB	300,174

745	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	754,573

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	4,930,470

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	5,064,210

1,500	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28	9/18 at 100.00	Aa1	1,711,485

1,500	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 1998, 5.250%, 1/01/31 – NPFG Insured	No Opt. Call	AA+	1,912,335

1,250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.125%, 7/01/28 – RAAI Insured	7/12 at 100.00	N/R	1,250,788

500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	556,360
24,390	Total Education and Civic Organizations			26,812,160
	Health Care – 14.9%

	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
1,100	5.000%, 9/01/27	9/17 at 100.00	A–	1,153,042
4,250	5.000%, 9/01/37	9/17 at 100.00	A–	4,371,125

Nuveen Investments	41

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,140	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA–	$2,314,624

3,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+	3,429,750

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	490,516

2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	Baa1	2,936,350

1,375	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	Baa1	1,376,155

2,925	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	A–	3,276,263

3,380	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AA	3,671,964

1,915	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	1,933,844

2,325	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A2	2,349,506

4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	4,839,705

1,665	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,821,677

1,230	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA–	1,328,744

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
3,040	5.250%, 6/15/24	6/16 at 100.00	Baa1	3,231,763
1,475	5.250%, 6/15/31	6/16 at 100.00	Baa1	1,542,835
3,360	5.250%, 6/15/37	6/16 at 100.00	Baa1	3,472,728

2,450	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,664,155

	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A:
1,000	5.125%, 9/01/22	9/17 at 100.00	BBB+	1,065,510
5,055	5.250%, 9/01/37	9/17 at 100.00	BBB+	5,205,134

5,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.500%, 7/01/29	1/19 at 100.00	BBB+	6,102,550

1,980	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	2,194,117

2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	2,294,635

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	524,582
58,690	Total Health Care			63,591,274

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 1.8%

$985	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/12 at 100.00	AA+	$997,263

1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	9/12 at 100.00	AA+	1,202,400

2,755	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	2,843,628

600	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	633,870

490	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	524,996

1,380	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,461,006
7,410	Total Housing/Multifamily			7,663,163
	Housing/Single Family – 4.4%

690	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	694,816

2,400	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	2,439,264

6,545	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	6,690,234

2,310	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,358,672

6,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	6,663,280
18,445	Total Housing/Single Family			18,846,266
	Industrials – 0.5%

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	2,121,180
	Long-Term Care – 4.8%

	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:
2,000	6.125%, 12/01/30	12/18 at 100.00	N/R	2,052,580
2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	2,546,025

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A:
3,860	5.125%, 10/01/37	10/17 at 100.00	BBB	3,943,646
1,250	5.125%, 10/01/42	10/17 at 100.00	BBB	1,272,950

1,200	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	A	1,232,436

	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
1,350	5.000%, 10/01/27	10/17 at 100.00	BBB	1,391,067
3,500	5.000%, 10/01/35	No Opt. Call	BBB	3,559,045

Nuveen Investments	43

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$4,210	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	$4,275,171
19,870	Total Long-Term Care			20,272,920
	Tax Obligation/General – 4.6%

2,100	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa3	2,561,286

1,660	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 – AGM Insured	3/13 at 100.00	AA–	1,687,838

1,000	Chesapeake, Virginia, General Obligation Bonds, Series 2004, 5.000%, 12/01/20	12/14 at 101.00	AA+	1,113,290

1,730	Fairfax County, Virginia, General Obligation Bonds, Series 2004, 5.250%, 4/01/13	No Opt. Call	AAA	1,802,158

1,000	Fairfax County, Virginia, General Obligation Refunding and Improvement Bonds, Series 2005A, 5.000%, 10/01/12	No Opt. Call	AAA	1,016,240

1,000	Fairfax County, Virginia, Public Improvement General Obligation Bonds, Series 2004B, 5.000%, 10/01/12	No Opt. Call	AAA	1,016,240

1,000	Loudoun County, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 4.000%, 7/01/12	No Opt. Call	AAA	1,003,230

3,000	Pittsylvania County, Virginia, General Obligationl Bonds, Series 2008B, 5.750%, 2/01/30	2/19 at 100.00	Aa3	3,505,860

1,875	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	2,135,494

2,000	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA	2,253,480

1,170	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/25	12/15 at 100.00	AA+	1,309,335
17,535	Total Tax Obligation/General			19,404,451
	Tax Obligation/Limited – 25.9%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
670	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	571,376
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	429,686

1,000	Caroline County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 – AMBAC Insured	6/12 at 102.00	N/R	1,020,760

1,000	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/18 – NPFG Insured	1/15 at 100.00	Aa3	1,101,080

1,090	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Refunding Series 2004B, 5.125%, 2/15/15 – NPFG Insured	2/14 at 100.00	A+	1,162,779

2,895	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	3,300,792

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2007A, 4.250%, 4/01/34 – NPFG Insured	4/17 at 100.00	AA+	3,124,200

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,122,245
500	5.250%, 1/01/36	1/22 at 100.00	A	556,275

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
$3,950	5.000%, 6/15/17 – NPFG Insured	6/15 at 100.00	A+	$4,356,811
1,130	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A+	1,210,795
2,900	5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	A+	3,069,128
3,925	5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A+	4,101,939

	Hampton Roads Regional Jail Authority, Virginia, Revenue Bonds, Regional Jail Facility, Series 2004:
2,020	5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	Aa2	2,149,846
1,625	5.000%, 7/01/18 – NPFG Insured	7/14 at 100.00	Aa2	1,762,361

	James City County Economic Development Authority, Virginia, Revenue Bonds, County Government Projects, Series 2005:
1,155	5.000%, 7/15/17	7/15 at 100.00	AA+	1,297,608
1,210	5.000%, 7/15/18	7/15 at 100.00	AA+	1,356,579

1,450	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19	3/13 at 100.00	AA+	1,492,790

1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35	7/20 at 100.00	N/R	2,058,669

860	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revnue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	947,806

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 – AGM Insured	2/17 at 100.00	AA–	3,910,267

675	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	11/12 at 100.00	AA+	677,774

1,000	Northampton County and Town Joint Industrial Development Authority, Virginia, Lease Revenue Bonds, County Capital Projects, Series 2002, 5.000%, 2/01/33 – RAAI Insured	2/13 at 101.00	N/R	991,030

	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005:
1,100	5.000%, 6/01/20 – AMBAC Insured	6/15 at 100.00	Aa1	1,202,113
1,930	5.000%, 6/01/21 – AMBAC Insured	6/15 at 100.00	Aa1	2,094,204

1,025	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/15 – NPFG Insured	No Opt. Call	Baa1	1,088,396

1,500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005K, 5.000%, 7/01/30	7/15 at 100.00	Baa1	1,514,640

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
650	5.500%, 7/01/22	No Opt. Call	Baa1	728,221
1,000	5.500%, 7/01/25	No Opt. Call	Baa1	1,118,550
1,000	5.250%, 7/01/30 – AMBAC Insured	No Opt. Call	Baa1	1,090,140
3,985	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	4,330,101
5,000	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa1	5,368,650

	Puerto Rico Highway and Transportation Authority, Subordinate Lien Highway Revenue Bonds, Series 2003:
1,055	5.250%, 7/01/15 – FGIC Insured	7/13 at 100.00	Baa2	1,095,428
1,125	5.250%, 7/01/17 – FGIC Insured	7/13 at 100.00	Baa2	1,163,419

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	BBB+	694,350

3,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+	3,323,550

Nuveen Investments	45

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$550	Puerto Rico Municipal Finance Agency, Series 2005A, 5.000%, 8/01/13 – AGM Insured	No Opt. Call	AA–	$577,071

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
135	5.250%, 7/01/27	7/12 at 100.00	Baa1	135,088
480	5.250%, 7/01/36	7/12 at 100.00	Baa1	480,158

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
3,400	5.750%, 8/01/37	8/19 at 100.00	A+	3,777,434
4,500	6.000%, 8/01/42	8/19 at 100.00	A+	5,075,100

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	996,850
750	5.250%, 8/01/57	8/17 at 100.00	Aa2	792,930

	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA:
270	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3	310,365
1,900	5.300%, 7/01/35	7/20 at 100.00	A3	1,964,885

	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC:
1,500	5.500%, 7/01/30	No Opt. Call	A3	1,681,215
1,000	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA–	1,188,160

1,645	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	AA–	1,718,137

2,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003, 5.000%, 1/15/23 – AMBAC Insured	1/13 at 100.00	AA–	2,046,600

1,000	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2005B, 4.125%, 8/01/17 – NPFG Insured	8/15 at 100.00	A	1,079,740

2,475	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	Baa2	2,695,795

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	BBB+	1,053,400

1,525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	1,614,899

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	1,082,240

950	Virgin Islands Public Finance Authority, Senior Lien Matching Fund Loan Note, Series 2004A, 5.250%, 10/01/15	10/14 at 100.00	BBB+	1,011,826

1,945	Virginia Port Authority, General Fund Revenue Bonds, Series 2005A, 5.250%, 7/01/19 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA+	2,135,513

2,750	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/15	No Opt. Call	AA+	3,131,288

2,220	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2009C, 5.000%, 8/01/13	No Opt. Call	AA+	2,345,541

	Virginia Resources Authority, Infrastructure Revenue Bonds, Prerefunded-Pooled Loan Bond Program, Series 2002A:
90	5.000%, 5/01/20	11/12 at 100.00	AA	90,338
35	5.000%, 5/01/21	11/12 at 100.00	AA	35,131

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,500	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B, 5.000%, 5/15/15	5/14 at 100.00	AA+	$1,627,905

1,295	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2007B, 5.000%, 5/15/13	No Opt. Call	AA+	1,354,751

2,160	Washington County Industrial Development Authority, Virginia, Public Facilities Lease Revenue Bonds, Refunding Series 2010, 5.500%, 8/01/40	8/20 at 100.00	A+	2,465,273

1,500	Westmoreland County Industrial Development Authority, Virginia, Lease Revenue Bonds, Northumberland County School Project, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	Aa3	1,601,100
110,970	Total Tax Obligation/Limited			110,653,091
	Transportation – 16.8%

	Capital Region Airport Authority, Richmond, Virginia, Revenue Bonds, Richmond International Airport, Series 2005A:
2,310	5.000%, 7/01/22 – AGM Insured	7/15 at 100.00	AA–	2,481,009
2,700	5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA–	2,883,708

6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 – AGM Insured	7/18 at 100.00	AA–	7,252,608

900	Chesapeake, Virginia, Toll Road Revenue Bonds, Chesapeake Expressway, Series 1999A, 5.625%, 7/15/19	7/12 at 100.00	Baa1	902,772

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3	1,125,500

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
4,200	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA–	2,177,784
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA–	1,845,149
13,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–	3,662,880

1,500	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 3.000%, 10/01/13 (Alternative Minimum Tax)	No Opt. Call	AA–	1,541,745

3,025	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2008A, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/18 at 100.00	AA–	3,318,425

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2009C:
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–	1,329,060
3,000	5.625%, 10/01/39	10/18 at 100.00	AA–	3,389,160

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2010A:
1,450	5.000%, 10/01/30	10/20 at 100.00	AA–	1,634,440
3,800	5.000%, 10/01/35	10/20 at 100.00	AA–	4,215,986

	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B:
5,000	5.000%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	AA–	5,426,350
2,500	5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,618,250

3,300	Metropolitan Washington D.C. Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	2,701,215

5,250	Metropolitan Washington D.C. Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	4,885,860

2,610	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	BBB	2,712,782

1,750	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	12/12 at 100.00	N/R	913,273

Nuveen Investments	47

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$1,195	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A–	$1,422,552

1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A–	1,737,985

1,015	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	1,114,094

3,155	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3	3,199,896

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,500	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,564,365
5,500	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,782,205
84,995	Total Transportation			71,839,053
	U.S. Guaranteed – 7.9% (5)

1,525	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35 (Pre-refunded 10/01/12)	10/12 at 100.00	A+ (5)	1,550,666

840	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 (Pre-refunded 3/01/13) – AGM Insured	3/13 at 100.00	AA– (5)	870,383

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA– (5)	931,388

	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
1,115	5.000%, 7/15/17 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	BBB (5)	1,172,657
2,000	5.250%, 7/15/23 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	BBB (5)	2,109,000

1,500	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003, 5.000%, 6/01/14 (Pre-refunded 6/01/13)	6/13 at 101.00	AA+ (5)	1,586,580

2,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 28, Series 2004, 5.000%, 4/01/33 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	AA+ (5)	2,171,140

1,915	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/17 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA– (5)	2,075,190

85	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (5)	87,097

390	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19 (Pre-refunded 3/01/13)	3/13 at 100.00	N/R (5)	403,985

2,325	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA	2,597,978

5	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	AAA	5,964

600	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 101.00	AA– (5)	608,454

1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.750%, 7/01/41 (Pre-refunded 7/01/12)	7/12 at 100.00	AA+ (5)	1,105,093

365	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	Baa1 (5)	366,529

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA:
$120	4.000%, 7/01/15 – FGIC Insured (ETM)	No Opt. Call	A3 (5)	$133,440
1,230	5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	1,585,224

535	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured (ETM)	No Opt. Call	BBB (5)	640,379

2,785	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/19 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	A+ (5)	2,797,143

20	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (5)	25,310

1,415	Roanoke, Virginia, General Obligation Bonds, Series 2006A, 5.000%, 2/01/21 (Pre-refunded 2/01/16) – NPFG Insured	2/16 at 100.00	AA+ (5)	1,646,338

	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A:
1,000	5.000%, 10/01/17 (Pre-refunded 10/01/12)	10/12 at 101.00	AA+ (5)	1,025,890
500	5.250%, 10/01/20 (Pre-refunded 10/01/12)	10/12 at 101.00	AA+ (5)	513,360

1,260	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Series 2003B, 5.000%, 6/01/20 (Pre-refunded 6/01/13)	6/13 at 100.00	N/R (5)	1,319,510

4,585	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa	4,991,965

1,360	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	AA+ (5)	1,553,882
31,325	Total U.S. Guaranteed			33,874,545
	Utilities – 3.8%

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	A–	3,136,710

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2009A, 5.000%, 5/01/23	5/19 at 100.00	A–	3,435,660

2,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	2,009,220

700	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002KK, 5.250%, 7/01/12 – AGM Insured	No Opt. Call	AA–	702,625

	Richmond, Virginia, Public Utility Revenue Bonds, Series 2009A:
4,100	5.000%, 1/15/35	1/19 at 100.00	AA	4,616,559
2,000	5.000%, 1/15/40	1/19 at 100.00	AA	2,231,560
14,800	Total Utilities			16,132,334
	Water and Sewer – 3.0%

1,100	Fairfax County, Virginia, Sewerage Revenue Bonds, Series 2004, 3.250%, 7/15/12	No Opt. Call	AAA	1,104,202

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA–	1,727,456

1,015	James City Service Authority, Virginia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%, 1/15/15 – AGM Insured	1/13 at 101.00	AA+	1,053,580

3,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Series 2007, 4.500%, 1/01/32	1/17 at 100.00	AAA	3,221,220

Nuveen Investments	49

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,750	Newport News, Virginia, Water Revenue Bonds, Series 2007, 4.750%, 6/01/31 – AGM Insured	6/17 at 100.00	AAA	$1,873,165

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,623,846

1,000	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, 4.750%, 10/01/27	10/17 at 100.00	AAA	1,151,280

1,135	York County, Virginia, Sewer System Revenue Bonds, Series 2005, 5.000%, 6/01/29 – AMBAC Insured	6/15 at 101.00	Aa2	1,207,175
11,915	Total Water and Sewer			12,961,924
$422,615	Total Investments (cost $393,745,979) – 97.9%			417,854,954
	Other Assets Less Liabilities – 2.1%			8,931,659
	Net Assets – 100%			$426,786,613

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of Assets and Liabilities

May 31, 2012

	Maryland	Pennsylvania	Virginia
Assets
Investments, at value (cost $174,245,521, $246,634,450 and $393,745,979, respectively)	$186,308,068	$266,985,619	$417,854,954
Cash	—	7,866,644	1,484,136
Receivables:
Interest	3,020,612	3,659,935	6,576,721
Investments sold	1,499,081	1,710,000	2,931,250
Shares sold	412,162	922,512	1,171,269
Other assets	218	4,473	23,853
Total assets	191,240,141	281,149,183	430,042,183
Liabilities
Cash overdraft	814,473	—	—
Payables:
Dividends	218,908	444,027	558,050
Investments purchased	—	—	1,952,556
Shares redeemed	162,509	302,294	333,495
Accrued expenses:
Management fees	82,706	120,615	182,665
12b-1 distribution and service fees	40,015	46,014	72,342
Other	82,297	104,158	156,462
Total liabilities	1,400,908	1,017,108	3,255,570
Net assets	$189,839,233	$280,132,075	$426,786,613
Class A Shares
Net assets	$78,837,642	$98,862,439	$194,889,669
Shares outstanding	7,057,845	8,949,401	17,120,159
Net asset value per share	$11.17	$11.05	$11.38
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.66	$11.53	$11.88
Class B Shares
Net assets	$1,508,593	$1,509,077	$2,363,084
Shares outstanding	134,989	136,588	208,294
Net asset value and offering price per share	$11.18	$11.05	$11.34
Class C Shares
Net assets	$40,786,089	$44,852,263	$59,673,309
Shares outstanding	3,662,252	4,077,750	5,249,797
Net asset value and offering price per share	$11.14	$11.00	$11.37
Class I Shares
Net assets	$68,706,909	$134,908,296	$169,860,551
Shares outstanding	6,142,409	12,253,055	14,979,632
Net asset value and offering price per share	$11.19	$11.01	$11.34
Net assets consist of:
Capital paid-in	$177,277,634	$259,461,691	$401,111,890
Undistributed (Over-distribution of) net investment income	508,052	1,128,812	778,874
Accumulated net realized gain (loss)	(9,000)	(809,597)	786,874
Net unrealized appreciation (depreciation)	12,062,547	20,351,169	24,108,975
Net assets	$189,839,233	$280,132,075	$426,786,613
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Operations

Year Ended May 31, 2012

	Maryland	Pennsylvania	Virginia
Investment Income	$8,540,087	$12,881,447	$18,782,697
Expenses
Management fees	925,445	1,351,363	2,033,484
12b-1 service fees – Class A	147,838	184,989	367,997
12b-1 distribution and service fees – Class B	16,903	16,925	28,730
12b-1 distribution and service fees – Class C	271,318	308,098	401,603
Shareholders’ servicing agent fees and expenses	80,382	112,924	159,653
Custodian’s fees and expenses	35,793	47,080	69,007
Trustees’ fees and expenses	5,262	7,650	11,526
Professional fees	46,124	56,622	73,391
Shareholders’ reports – printing and mailing expenses	41,453	50,987	67,417
Federal and state registration fees	1,713	1,970	6,228
Other expenses	9,875	11,679	14,254
Total expenses before custodian fee credit	1,582,106	2,150,287	3,233,290
Custodian fee credit	(1,655)	(931)	(1,594)
Net expenses	1,580,451	2,149,356	3,231,696
Net investment income (loss)	6,959,636	10,732,091	15,551,001
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	49,690	28,120	831,592
Change in net unrealized appreciation (depreciation) of investments	11,892,959	18,651,569	24,536,956
Net realized and unrealized gain (loss)	11,942,649	18,679,689	25,368,548
Net increase (decrease) in net assets from operations	$18,902,285	$29,411,780	$40,919,549

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of Changes in Net Assets

	Maryland
	Year Ended 5/31/12	Year Ended 5/31/11
Operations
Net investment income (loss)	$6,959,636	$7,283,227
Net realized gain (loss) from investments	49,690	231,899
Change in net unrealized appreciation (depreciation) of investments	11,892,959	(4,914,615)
Net increase (decrease) in net assets from operations	18,902,285	2,600,511
Distributions to Shareholders
From net investment income:
Class A	(2,946,078)	(3,049,641)
Class B	(58,234)	(93,875)
Class C	(1,242,736)	(1,240,685)
Class I	(2,728,779)	(2,748,249)
From accumulated net realized gains:
Class A	(96,430)	—
Class B	(2,374)	—
Class C	(47,036)	—
Class I	(84,725)	—
Decrease in net assets from distributions to shareholders	(7,206,392)	(7,132,450)
Fund Share Transactions
Proceeds from sale of shares	25,511,519	24,497,918
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,321,851	3,926,267
	29,833,370	28,424,185
Cost of shares redeemed	(18,464,312)	(38,578,093)
Net increase (decrease) in net assets from Fund share transactions	11,369,058	(10,153,908)
Net increase (decrease) in net assets	23,064,951	(14,685,847)
Net assets at the beginning of period	166,774,282	181,460,129
Net assets at the end of period	$189,839,233	$166,774,282
Undistributed (Over-distribution of) net investment income at the end of period	$508,052	$532,013

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Changes in Net Assets (continued)

	Pennsylvania		Virginia
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Operations
Net investment income (loss)	$10,732,091	$11,468,642	$15,551,001	$15,753,707
Net realized gain (loss) from investments	28,120	200,299	831,592	638,077
Change in net unrealized appreciation (depreciation) of investments	18,651,569	(7,864,686)	24,536,956	(7,969,094)
Net increase (decrease) in net assets from operations	29,411,780	3,804,255	40,919,549	8,422,690
Distributions to Shareholders
From net investment income:
Class A	(3,777,547)	(3,819,855)	(7,314,367)	(7,437,014)
Class B	(59,891)	(101,306)	(98,314)	(177,705)
Class C	(1,453,104)	(1,447,597)	(1,838,012)	(1,794,935)
Class I	(5,334,828)	(5,841,486)	(6,476,083)	(6,530,421)
From accumulated net realized gains:
Class A	—	—	(231,518)	(139,530)
Class B	—	—	(3,843)	(4,192)
Class C	—	—	(67,597)	(39,750)
Class I	—	—	(196,127)	(120,703)
Decrease in net assets from distributions to shareholders	(10,625,370)	(11,210,244)	(16,225,861)	(16,244,250)
Fund Share Transactions
Proceeds from sale of shares	41,363,935	45,808,007	63,097,742	69,084,970
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,130,540	5,109,749	8,665,903	8,027,813
	46,494,475	50,917,756	71,763,645	77,112,783
Cost of shares redeemed	(39,473,017)	(64,116,392)	(44,759,305)	(71,900,059)
Net increase (decrease) in net assets from Fund share transactions	7,021,458	(13,198,636)	27,004,340	5,212,724
Net increase (decrease) in net assets	25,807,868	(20,604,625)	51,698,028	(2,608,836)
Net assets at the beginning of period	254,324,207	274,928,832	375,088,585	377,697,421
Net assets at the end of period	$280,132,075	$254,324,207	$426,786,613	$375,088,585
Undistributed (Over-distribution of) net investment income at the end of period	$1,128,812	$1,022,337	$778,874	$964,215

See accompanying notes to financial statements.

54	Nuveen Investments

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Nuveen Investments	55

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MARYLAND
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/94)
2012	$10.45	$.43	$.73	$1.16	$(.43)	$(.01)	$(.44)	$11.17	11.27%
2011	10.69	.43	(.24)	.19	(.43)	—	(.43)	10.45	1.78
2010	10.03	.43	.67	1.10	(.42)	(.02)	(.44)	10.69	11.11
2009	10.27	.42	(.25)	.17	(.41)	—	(.41)	10.03	1.85
2008	10.48	.40	(.21)	.19	(.40)	—	(.40)	10.27	1.84
Class B (3/97)
2012	10.46	.35	.73	1.08	(.35)	(.01)	(.36)	11.18	10.37
2011	10.70	.35	(.24)	.11	(.35)	—	(.35)	10.46	1.03
2010	10.04	.35	.67	1.02	(.34)	(.02)	(.36)	10.70	10.31
2009	10.28	.34	(.25)	.09	(.33)	—	(.33)	10.04	1.09
2008	10.50	.32	(.22)	.10	(.32)	—	(.32)	10.28	.98
Class C (9/94)
2012	10.42	.37	.73	1.10	(.37)	(.01)	(.38)	11.14	10.59
2011	10.66	.38	(.25)	.13	(.37)	—	(.37)	10.42	1.22
2010	10.00	.37	.67	1.04	(.36)	(.02)	(.38)	10.66	10.57
2009	10.25	.36	(.26)	.10	(.35)	—	(.35)	10.00	1.18
2008	10.46	.35	(.22)	.13	(.34)	—	(.34)	10.25	1.31
Class I (2/92)(e)
2012	10.47	.45	.73	1.18	(.45)	(.01)	(.46)	11.19	11.37
2011	10.70	.46	(.24)	.22	(.45)	—	(.45)	10.47	2.09
2010	10.04	.45	.67	1.12	(.44)	(.02)	(.46)	10.70	11.34
2009	10.29	.44	(.26)	.18	(.43)	—	(.43)	10.04	1.96
2008	10.50	.43	(.22)	.21	(.42)	—	(.42)	10.29	2.07

56	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(f)

Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$78,838	.85%	.85%	3.97%	8%
69,162	.84	.84	4.12	9
77,430	.85	.85	4.05	1
63,367	.86	.86	4.30	15
66,838	1.00	.87	3.89	32

1,509	1.60	1.60	3.24	8
2,072	1.59	1.59	3.36	9
3,700	1.60	1.60	3.32	1
6,070	1.61	1.61	3.53	15
8,546	1.75	1.62	3.14	32

40,786	1.40	1.40	3.42	8
32,705	1.39	1.39	3.57	9
35,665	1.40	1.40	3.50	1
24,992	1.41	1.41	3.75	15
23,611	1.55	1.42	3.34	32

68,707	.65	.65	4.17	8
62,835	.64	.64	4.33	9
64,665	.65	.65	4.25	1
53,920	.66	.66	4.50	15
58,615	.80	.67	4.09	32

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

PENNSYLVANIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (10/86)
2012	$10.28	$.44	$.77	$1.21	$(.44)	$—	$(.44)	$11.05	11.96%
2011	10.54	.44	(.27)	.17	(.43)	—	(.43)	10.28	1.69
2010	9.96	.44	.56	1.00	(.42)	—	(.42)	10.54	10.25
2009	10.23	.43	(.29)	.14	(.41)	—	(.41)	9.96	1.57
2008	10.39	.40	(.16)	.24	(.40)	—	(.40)	10.23	2.39
Class B (2/97)
2012	10.28	.36	.77	1.13	(.36)	—	(.36)	11.05	11.14
2011	10.54	.36	(.27)	.09	(.35)	—	(.35)	10.28	.92
2010	9.97	.37	.55	.92	(.35)	—	(.35)	10.54	9.34
2009	10.24	.36	(.29)	.07	(.34)	—	(.34)	9.97	.81
2008	10.39	.33	(.16)	.17	(.32)	—	(.32)	10.24	1.72
Class C (2/94)
2012	10.23	.38	.77	1.15	(.38)	—	(.38)	11.00	11.39
2011	10.49	.38	(.27)	.11	(.37)	—	(.37)	10.23	1.10
2010	9.92	.39	.55	.94	(.37)	—	(.37)	10.49	9.61
2009	10.19	.38	(.30)	.08	(.35)	—	(.35)	9.92	1.01
2008	10.35	.35	(.16)	.19	(.35)	—	(.35)	10.19	1.86
Class I (2/97)(e)
2012	10.24	.46	.76	1.22	(.45)	—	(.45)	11.01	12.20
2011	10.50	.46	(.27)	.19	(.45)	—	(.45)	10.24	1.87
2010	9.93	.46	.55	1.01	(.44)	—	(.44)	10.50	10.37
2009	10.20	.45	(.29)	.16	(.43)	—	(.43)	9.93	1.81
2008	10.36	.43	(.16)	.27	(.43)	—	(.43)	10.20	2.64

58	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(f)

Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$98,862	.83%	.83%	4.12%	6%
89,025	.82	.82	4.26	6
95,603	.83	.83	4.29	4
77,292	.84	.84	4.44	17
76,293	.84	.84	3.92	22

1,509	1.58	1.58	3.39	6
2,210	1.57	1.57	3.50	6
3,639	1.58	1.58	3.55	4
4,870	1.59	1.59	3.68	17
6,577	1.59	1.59	3.17	22

44,852	1.38	1.38	3.57	6
38,812	1.37	1.37	3.71	6
38,945	1.38	1.38	3.74	4
30,512	1.39	1.39	3.89	17
32,929	1.39	1.39	3.37	22

134,908	.63	.63	4.32	6
124,277	.62	.62	4.46	6
136,741	.63	.63	4.49	4
123,533	.64	.64	4.65	17
122,345	.64	.64	4.12	22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

VIRGINIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (3/86)
2012	$10.69	$.43	$.71	$1.14	$(.44)	$(.01)	$(.45)	$11.38	10.91%
2011	10.89	.45	(.19)	.26	(.45)	(.01)	(.46)	10.69	2.46
2010	10.24	.45	.66	1.11	(.44)	(.02)	(.46)	10.89	11.03
2009	10.61	.45	(.37)	.08	(.43)	(.02)	(.45)	10.24	.95
2008	10.81	.42	(.18)	.24	(.42)	(.02)	(.44)	10.61	2.24
Class B (2/97)
2012	10.66	.35	.70	1.05	(.36)	(.01)	(.37)	11.34	10.01
2011	10.86	.36	(.18)	.18	(.37)	(.01)	(.38)	10.66	1.67
2010	10.20	.36	.68	1.04	(.36)	(.02)	(.38)	10.86	10.37
2009	10.58	.37	(.38)	(.01)	(.35)	(.02)	(.37)	10.20	.10
2008	10.78	.34	(.18)	.16	(.34)	(.02)	(.36)	10.58	1.50
Class C (10/93)
2012	10.68	.37	.71	1.08	(.38)	(.01)	(.39)	11.37	10.32
2011	10.88	.39	(.19)	.20	(.39)	(.01)	(.40)	10.68	1.89
2010	10.22	.39	.67	1.06	(.38)	(.02)	(.40)	10.88	10.56
2009	10.60	.40	(.39)	.01	(.37)	(.02)	(.39)	10.22	.29
2008	10.80	.36	(.18)	.18	(.36)	(.02)	(.38)	10.60	1.67
Class I (2/97)(e)
2012	10.65	.45	.71	1.16	(.46)	(.01)	(.47)	11.34	11.13
2011	10.85	.46	(.18)	.28	(.47)	(.01)	(.48)	10.65	2.64
2010	10.19	.47	.67	1.14	(.46)	(.02)	(.48)	10.85	11.38
2009	10.57	.47	(.38)	.09	(.45)	(.02)	(.47)	10.19	1.08
2008	10.77	.45	(.19)	.26	(.44)	(.02)	(.46)	10.57	2.48

60	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(f)

Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$194,890	.81%	.81%	3.92%	10%
175,082	.81	.81	4.15	8
178,140	.82	.82	4.19	5
156,724	.87	.83	4.50	11
194,526	.91	.83	3.95	19

2,363	1.56	1.56	3.20	10
3,760	1.56	1.56	3.38	8
6,710	1.57	1.57	3.46	5
9,786	1.62	1.58	3.77	11
11,802	1.66	1.58	3.20	19

59,673	1.36	1.36	3.37	10
49,300	1.36	1.36	3.60	8
45,814	1.37	1.37	3.63	5
36,241	1.42	1.38	3.96	11
37,527	1.46	1.38	3.39	19

169,861	.61	.61	4.12	10
146,947	.61	.61	4.35	8
147,034	.62	.62	4.39	5
131,244	.67	.63	4.71	11
138,154	.71	.63	4.14	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	61

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, its respective state local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

62	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2012, none of the funds had outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The

Nuveen Investments	63

Notes to Financial Statements (continued)

inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended May 31, 2012, Pennsylvania invested in externally-deposited inverse floaters. The other Funds did not invest in externally-deposited inverse floaters or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At May 31, 2012, Pennsylvania did not have any exposure to externally-deposited Recourse Trusts.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

64	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2012:

Maryland	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$186,064,518	$—	$186,064,518

Pennsylvania	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$266,985,619	$—	$266,985,619

Virginia	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$417,854,954	$—	$417,854,954

The following is a reconciliation of Maryland’s Level 3 investments held at the beginning and end of the measurement period:

Maryland Level 3 Municipal Bonds
Balance at the beginning of period	$214,978
Gains (losses):
Net realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	30,055
Purchases at cost	—
Sales at proceeds	(55,000)
Net discounts (premiums)	89
Transfers in to	—
Transfers out of	(190,122)
Balance at the end of period	$—
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$—

During the fiscal year ended May 31, 2012, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

Nuveen Investments	65

Notes to Financial Statements (continued)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Maryland
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	775,067	$8,415,194	937,679	$9,867,830
Class A – automatic conversion of Class B Shares	16,817	180,815	16,592	172,179
Class B	1,687	18,186	968	10,247
Class C	826,491	8,955,519	670,347	7,134,157
Class I	729,600	7,941,805	691,835	7,313,505
Shares issued to shareholders due to reinvestment of distributions:
Class A	189,921	2,062,471	171,766	1,808,496
Class B	3,819	41,368	5,795	61,186
Class C	79,259	858,207	71,748	753,351
Class I	125,081	1,359,805	123,493	1,303,234
	2,747,742	29,833,370	2,690,223	28,424,185
Shares redeemed:
Class A	(540,167)	(5,869,684)	(1,754,678)	(18,244,695)
Class B	(51,768)	(561,211)	(138,014)	(1,459,298)
Class B – automatic conversion to Class A Shares	(16,813)	(180,815)	(16,580)	(172,179)
Class C	(381,190)	(4,106,906)	(951,087)	(9,808,709)
Class I	(715,342)	(7,745,696)	(854,723)	(8,893,212)
	(1,705,280)	(18,464,312)	(3,715,082)	(38,578,093)
Net increase (decrease)	1,042,462	$11,369,058	(1,024,859)	$(10,153,908)

	Pennsylvania
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,147,559	$12,330,511	1,527,248	$15,670,707
Class A – automatic conversion of Class B Shares	24,376	256,103	69,404	721,257
Class B	442	4,726	20,954	223,981
Class C	768,953	8,205,377	686,976	7,149,415
Class I	1,915,314	20,567,218	2,129,698	22,042,647
Shares issued to shareholders due to reinvestment of distributions:
Class A	215,630	2,310,158	210,066	2,175,223
Class B	3,610	38,608	5,952	61,702
Class C	86,249	919,516	84,446	869,140
Class I	174,563	1,862,258	194,139	2,003,684
	4,336,696	46,494,475	4,928,883	50,917,756
Shares redeemed:
Class A	(1,100,661)	(11,726,785)	(2,218,571)	(22,741,147)
Class B	(58,100)	(618,693)	(87,826)	(903,142)
Class B – automatic conversion to Class A Shares	(24,373)	(256,103)	(69,367)	(721,257)
Class C	(570,301)	(6,049,770)	(691,475)	(7,008,201)
Class I	(1,971,647)	(20,821,666)	(3,214,513)	(32,742,645)
	(3,725,082)	(39,473,017)	(6,281,752)	(64,116,392)
Net increase (decrease)	611,614	$7,021,458	(1,352,869)	$(13,198,636)

66	Nuveen Investments

	Virginia
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,055,339	$22,831,544	2,851,498	$30,456,124
Class A – automatic conversion of Class B Shares	57,812	637,257	112,241	1,209,303
Class B	861	9,491	4,661	50,301
Class C	1,144,879	12,713,638	1,152,059	12,457,533
Class I	2,430,321	26,905,812	2,333,654	24,911,709
Shares issued to shareholders due to reinvestment of distributions:
Class A	415,059	4,601,927	398,821	4,274,715
Class B	6,777	74,703	10,991	117,795
Class C	112,351	1,243,731	104,870	1,121,750
Class I	248,620	2,745,542	235,538	2,513,553
	6,472,019	71,763,645	7,204,333	77,112,783
Shares redeemed:
Class A	(1,781,405)	(19,730,679)	(3,340,030)	(35,425,626)
Class B	(94,157)	(1,038,579)	(168,301)	(1,794,079)
Class B – automatic conversion to Class A Shares	(57,991)	(637,257)	(112,652)	(1,209,303)
Class C	(624,087)	(6,895,734)	(851,203)	(9,028,118)
Class I	(1,497,769)	(16,457,056)	(2,323,515)	(24,442,933)
	(4,055,409)	(44,759,305)	(6,795,701)	(71,900,059)
Net increase (decrease)	2,416,610	$27,004,340	408,632	$5,212,724

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2012, were as follows:

	Maryland	Pennsylvania	Virginia
Purchases	$24,212,050	$14,762,082	$61,442,150
Sales and maturities	13,134,550	18,222,100	37,979,997

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Maryland	Pennsylvania	Virginia
Cost of investments	$174,052,771	$246,260,761	$393,367,951
Gross unrealized:
Appreciation	$13,396,375	$21,427,202	$29,433,149
Depreciation	(1,141,078)	(702,344)	(4,946,146)
Net unrealized appreciation (depreciation) of investments	$12,255,297	$20,724,858	$24,487,003

Permanent differences, primarily due to federal taxes paid and taxable market discount, resulted in reclassifications among the Funds’ components of net assets at May 31, 2012, the Funds’ tax year end, as follows:

	Maryland	Pennsylvania	Virginia
Capital paid-in	$5,178	$—	$8,791
Undistributed (Over-distribution of) net investment income	(7,770)	(246)	(9,566)
Accumulated net realized gain (loss)	2,592	246	775

Nuveen Investments	67

Notes to Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2012, the Funds’ tax year end, were as follows:

	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income*	$847,794	$1,642,751	$1,473,626
Undistributed net ordinary income**	15,092	13,008	188,651
Undistributed net long-term capital gains	35,966	—	786,873
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2012 through May 31, 2012, and paid on June 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2012 and May 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income***	$6,945,297	$10,507,219	$15,776,194
Distributions from net ordinary income**	—	111,064	—
Distributions from net long-term capital gains****	230,565	—	499,085

2011	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$7,164,102	$11,258,819	$15,869,357
Distributions from net ordinary income**	—	—	171,029
Distributions from net long-term capital gains	—	—	183,842
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2012, as Exempt Interest Dividends.
****	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2012.

At May 31, 2012, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Pennsylvania
Expiration:
May 31, 2018	$399,976

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Pennsylvania
Post-enactment losses:
Short-term	$10,327
Long-term	399,299

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

68	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2012, the complex-level fee rate for each of these Funds was .1735%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal ended May 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Maryland	Pennsylvania	Virginia
Sales charges collected (Unaudited)	$119,718	$118,107	$319,813
Paid to financial intermediaries (Unaudited)	102,695	103,491	275,732

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Maryland	Pennsylvania	Virginia
Commission advances (Unaudited)	$89,112	$82,573	$134,248

Nuveen Investments	69

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Maryland	Pennsylvania	Virginia
12b-1 fees retained (Unaudited)	$58,672	$52,377	$91,585

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2012, as follows:

	Maryland	Pennsylvania	Virginia
CDSC retained (Unaudited)	$1,836	$10,022	$6,625

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

70	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	222
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	222
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	222
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	222
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	222
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	222
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	222

Nuveen Investments	71

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	222
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	222

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	222
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	222
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	222

72	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	222
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	222
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	222
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	222
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	222
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	222
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	222

Nuveen Investments	73

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	100

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

74	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Virginia Municipal Bond Fund and the Nuveen Pennsylvania Municipal Bond Fund had demonstrated generally favorable performance

76	Nuveen Investments

in comparison to peers, performing in the first or second quartile over various periods. With respect to the Nuveen Maryland Municipal Bond Fund, the Independent Board Members considered that such Fund had satisfactory performance, performing in the second or third quartile over various periods (although such Fund performed in the first quartile over the five-year period).

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that each Fund had net management fees slightly higher or higher than the peer average but net expense ratios in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

78	Nuveen Investments

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	79

Notes

80	Nuveen Investments

Notes

Nuveen Investments	81

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper General Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Maryland Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Pennsylvania Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Virginia Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) Maryland Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Virginia Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	83

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS1-0512D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Arizona Municipal Bond Fund	23,526	0	580	0
Colorado Municipal Bond Fund	23,448	0	580	0
Maryland Municipal Bond Fund	24,038	0	580	0
New Mexico Municipal Bond Fund	23,600	0	580	0
Pennsylvania Municipal Bond Fund	24,414	0	580	0
Virginia Municipal Bond Fund	25,079	0	580	0

Total	$144,105	$0	$3,480	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Arizona Municipal Bond Fund	0%	0%	0%	0%
Colorado Municipal Bond Fund	0%	0%	0%	0%
Maryland Municipal Bond Fund	0%	0%	0%	0%
New Mexico Municipal Bond Fund	0%	0%	0%	0%
Pennsylvania Municipal Bond Fund	0%	0%	0%	0%
Virginia Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Arizona Municipal Bond Fund	14,771	0	565	0
Colorado Municipal Bond Fund	14,648	0	565	0
Maryland Municipal Bond Fund	15,534	0	565	0
New Mexico Municipal Bond Fund	14,891	0	565	0
Pennsylvania Municipal Bond Fund	16,135	0	565	0
Virginia Municipal Bond Fund	16,958	0	565	0

Total	$92,937	$0	$3,390	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Arizona Municipal Bond Fund	0%	0%	0%	0%
Colorado Municipal Bond Fund	0%	0%	0%	0%
Maryland Municipal Bond Fund	0%	0%	0%	0%
New Mexico Municipal Bond Fund	0%	0%	0%	0%
Pennsylvania Municipal Bond Fund	0%	0%	0%	0%
Virginia Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Arizona Municipal Bond Fund	580	0	0	580
Colorado Municipal Bond Fund	580	0	0	580
Maryland Municipal Bond Fund	580	0	0	580
New Mexico Municipal Bond Fund	580	0	0	580
Pennsylvania Municipal Bond Fund	580	0	0	580
Virginia Municipal Bond Fund	580	0	0	580

Total	$3,480	$0	$0	$3,480

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Arizona Municipal Bond Fund	565	0	0	565
Colorado Municipal Bond Fund	565	0	0	565
Maryland Municipal Bond Fund	565	0	0	565
New Mexico Municipal Bond Fund	565	0	0	565
Pennsylvania Municipal Bond Fund	565	0	0	565
Virginia Municipal Bond Fund	565	0	0	565

Total	$3,390	$0	$0	$3,390

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 8, 2012